EXECUTIVE ADVANTAGE(R)

GROUP FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES (the "Policies") issued by THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK through its Separate Account USL B

                           THIS PROSPECTUS IS DATED
                               OCTOBER 17, 2014

The United States Life Insurance Company in the City of New York ("US Life") is offering life insurance coverage under the Executive Advantage(R) group flexible premium variable universal life policy (the "Policy"). The Policy provides insurance protection for individuals within groups under corporate owned or sponsored arrangements. Corporate owned arrangements are those where an employer (or trust established by an employer) purchases life insurance coverage on their employees. The employer or trust is the BENEFICIARY. Sponsored arrangements are those instances where an employer, a financial institution or association allows us to sell insurance policies to its employees, depositors or members. The description of the Policy in this prospectus is fully applicable to your certificate and the word "Policy" includes any such certificate.

For information on how to contact US Life, please see page 5.

The Index of Special Words and Phrases on page 55 will define many of the words and phrases that we use. All of the words and phrases listed in the Index will be underlined and written in BOLD the first time they appear in this prospectus.

This prospectus generally describes only the variable portions of the Policy. Please read this prospectus carefully and keep it for future reference.

The GUARANTEED ACCOUNT is part of our general account. You can use US Life's Separate Account USL B ("SEPARATE ACCOUNT") to invest in the Executive Advantage variable investment options. Currently, the Executive Advantage variable investment options each purchase shares of a corresponding Fund of:

..  AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("Invesco
   V.I.")

..  AllianceBernstein Variable Products Series Fund, Inc. ("AllianceBernstein
   VPS")

..  American Century(R) Variable Portfolios, Inc. ("American Century(R) VP")

..  BlackRock Variable Series Funds, Inc. ("BlackRock")

..  Fidelity(R) Variable Insurance Products ("Fidelity(R) VIP")

..  Franklin Templeton Variable Insurance Products Trust ("Franklin Templeton
   VIP")

..  Goldman Sachs Variable Insurance Trust ("Goldman Sachs VIT")

..  JPMorgan Insurance Trust ("JPMorgan IT")

..  Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT")

..  PIMCO Variable Insurance Trust ("PIMCO")

..  The Universal Institutional Funds, Inc. ("UIF")

..  VALIC Company I ("VALIC Co. I")

..  Vanguard(R) Variable Insurance Fund ("Vanguard VIF")

See "Variable Investment Options" on page 19 for a complete list of the variable investment options and the respective advisers and sub-advisers of the corresponding Funds. You should also read the prospectuses of the Funds underlying variable investment options that may interest you. You can request free copies from your US Life representative or from our ADMINISTRATIVE CENTER shown on page 5 of this prospectus.

BUYING THIS POLICY MIGHT NOT BE A GOOD WAY OF REPLACING YOUR EXISTING INSURANCE OR ADDING MORE INSURANCE IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY. YOU MAY WISH TO CONSULT WITH YOUR INSURANCE REPRESENTATIVE OR FINANCIAL ADVISER.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION (SEC) NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE POLICIES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY SIMILAR AGENCY. THEY ARE NOT A DEPOSIT OR OTHER OBLIGATION OF, NOR ARE THEY GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION. AN INVESTMENT IN A VARIABLE UNIVERSAL LIFE INSURANCE POLICY IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

THE POLICIES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, OR ON SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

                               TABLE OF CONTENTS

THE MERGER                                                                  6
POLICY BENEFITS/RISKS SUMMARY                                               6
POLICY BENEFITS                                                             6
   DEATH BENEFIT                                                            6
       DEATH BENEFIT PROCEEDS                                               6
       DEATH BENEFIT OPTIONS                                                6
   FULL SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS         7
       FULL SURRENDERS                                                      7
       PARTIAL SURRENDERS                                                   7
       TRANSFERS                                                            7
       LOANS                                                                7
   PREMIUMS                                                                 7
       FLEXIBILITY OF PREMIUMS                                              7
       FREE LOOK                                                            7
   THE POLICY                                                               8
       OWNERSHIP RIGHTS                                                     8
       SEPARATE ACCOUNT                                                     8
       GUARANTEED ACCOUNT                                                   8
       ACCOUNT VALUE                                                        8
       PAYMENT OPTIONS                                                      8
       TAX BENEFITS                                                         8
   SUPPLEMENTAL BENEFITS AND RIDERS                                         8
POLICY RISKS                                                                9
   INVESTMENT RISK                                                          9
   RISK OF LAPSE                                                            9
   TAX RISKS                                                                9
   PARTIAL SURRENDER AND FULL SURRENDER RISKS                              10
   POLICY LOAN RISKS                                                       10
PORTFOLIO RISKS                                                            10
TABLES OF CHARGES                                                          11
GENERAL INFORMATION                                                        16
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK           16
   THE SEPARATE ACCOUNT                                                    16
   NATIONAL UNION GUARANTEE                                                17
   ADDITIONAL INFORMATION                                                  17
   COMMUNICATION WITH US LIFE                                              18
       ADMINISTRATIVE CENTER                                               18
       GENERAL                                                             18
   APPLYING FOR A POLICY                                                   18
       OUR AGE REQUIREMENT FOR THE INSURED                                 18
       THE MINIMUM FACE AMOUNT                                             18
       WE REQUIRE A MINIMUM INITIAL PREMIUM                                18
       WHEN YOUR COVERAGE WILL BE EFFECTIVE                                18
       GENERAL                                                             19
   VARIABLE INVESTMENT OPTIONS                                             19
   GUARANTEED INVESTMENT OPTION                                            22
   GUARANTEED ACCOUNT VALUE                                                22
   VOTING PRIVILEGES                                                       23
   ILLUSTRATIONS                                                           23
POLICY FEATURES                                                            24
   DEATH BENEFITS                                                          24

       YOUR FACE AMOUNT OF INSURANCE                                       24
       YOUR DEATH BENEFIT                                                  24
       LIFE INSURANCE PROCEEDS                                             24
       PAYMENT OF LIFE INSURANCE PROCEEDS                                  25
       AMOUNT OF LIFE INSURANCE PROCEEDS                                   25
   TAX QUALIFICATION OPTIONS                                               25
   CHANGES IN DEATH BENEFIT OPTIONS                                        25
       HOW TO REQUEST A CHANGE                                             25
       TAX CONSEQUENCES OF CHANGES IN INSURANCE COVERAGE                   26
   PREMIUM PAYMENTS                                                        26
       RESTRICTIONS ON PREMIUM                                             26
       MINIMUM INITIAL PREMIUM                                             26
       PLANNED PERIODIC PREMIUM                                            26
       ADDITIONAL PREMIUM                                                  27
       EFFECT OF PREMIUM PAYMENTS                                          27
       GRACE PERIOD                                                        27
       PREMIUM ALLOCATIONS                                                 28
       ALLOCATION RULES                                                    28
       CREDITING PREMIUM                                                   28
       FUTURE PREMIUM PAYMENTS                                             28
       PREMIUM PAYMENTS AND TRANSACTION REQUESTS IN GOOD ORDER             28
   DETERMINING THE ACCOUNT VALUE                                           29
   ACCOUNT VALUE IN THE SUBACCOUNTS                                        29
       ACCUMULATION UNIT VALUES                                            30
       NET INVESTMENT FACTOR                                               30
       GUARANTEED ACCOUNT VALUE                                            30
       NET ACCOUNT VALUE                                                   30
       CASH SURRENDER VALUE                                                30
       NET CASH SURRENDER VALUE                                            31
   TRANSFERS                                                               31
       DATE WE PROCESS YOUR TRANSFER REQUEST                               31
       NUMBER OF PERMITTED TRANSFERS/TRANSFER CHARGE                       31
   DOLLAR COST AVERAGING                                                   31
       PROCESSING YOUR AUTOMATIC DOLLAR COST AVERAGING TRANSFERS           32
   MARKET TIMING                                                           32
       RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING
         OBLIGATIONS                                                       33
   CHANGING THE FACE AMOUNT OF INSURANCE                                   34
       CHANGES IN FACE AMOUNT                                              34
       INCREASES IN FACE AMOUNT                                            34
       DECREASES IN FACE AMOUNT                                            34
       CONSEQUENCES OF A CHANGE IN FACE AMOUNT                             34
   EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS                       35
       VALUATION DATES, TIMES, AND PERIODS                                 35
       FUND PRICING                                                        35
       DATE OF RECEIPT                                                     35
       COMMENCEMENT OF INSURANCE COVERAGE                                  35
       ISSUE DATE; POLICY MONTHS AND YEARS                                 35
       MONTHLY DEDUCTION DAYS                                              35
       COMMENCEMENT OF INVESTMENT PERFORMANCE                              35
       EFFECTIVE DATE OF OTHER PREMIUM PAYMENTS AND REQUESTS THAT YOU
         MAKE                                                              35
   REPORTS TO POLICY OWNERS                                                36
POLICY TRANSACTIONS                                                        37
   WITHDRAWING POLICY INVESTMENTS                                          37
       FULL SURRENDER                                                      37

       PARTIAL SURRENDER                                                   37
       LOANS                                                               37
       MAXIMUM LOAN AMOUNT                                                 37
       INTEREST                                                            37
       LOAN ACCOUNT                                                        38
       EFFECT OF A LOAN                                                    38
       OUTSTANDING LOAN                                                    38
       LOAN REPAYMENT                                                      38
   MATURITY OF YOUR POLICY                                                 38
   TAX CONSIDERATIONS                                                      39
POLICY PAYMENTS                                                            39
   PAYMENT OPTIONS                                                         39
       CHANGE OF PAYMENT OPTION                                            39
       TAX IMPACT                                                          39
   THE BENEFICIARY                                                         39
   ASSIGNMENT OF A POLICY                                                  39
   PAYMENT OF PROCEEDS                                                     39
       GENERAL                                                             39
       DELAY OF GUARANTEED ACCOUNT OPTION PROCEEDS                         40
       DELAY FOR CHECK CLEARANCE                                           40
       DELAY OF SEPARATE ACCOUNT PROCEEDS                                  40
       DELAY TO CHALLENGE COVERAGE                                         40
       DELAY REQUIRED UNDER APPLICABLE LAW                                 40
ADDITIONAL RIGHTS THAT WE HAVE                                             41
VARIATIONS IN POLICY OR INVESTMENT OPTION TERMS AND CONDITIONS             41
       UNDERWRITING AND PREMIUM CLASSES                                    41
       POLICIES PURCHASED THROUGH "INTERNAL ROLLOVERS.\                    41
       EXPENSES OR RISKS                                                   42
       UNDERLYING INVESTMENTS                                              42
CHARGES UNDER THE POLICY                                                   42
   DEDUCTIONS FROM PREMIUM                                                 42
       MONTHLY DEDUCTION FROM ACCOUNT VALUE                                42
       ADMINISTRATIVE CHARGE                                               43
       COST OF INSURANCE CHARGE                                            43
       DEDUCTIONS AND MONEY MARKET SUBACCOUNTS                             43
   NET AMOUNT AT RISK                                                      43
       RATE CLASSES FOR INSUREDS                                           43
   LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS     44
   DEDUCTION FROM SEPARATE ACCOUNT ASSETS                                  45
       MORTALITY AND EXPENSE RISK CHARGE                                   45
   DEDUCTIONS UPON POLICY TRANSACTIONS                                     45
       TRANSFER CHARGE                                                     45
       SURRENDER CHARGE                                                    45
       SURRENDER CHARGE CALCULATION                                        45
       SURRENDER CHARGE BASED ON AN INCREASE OR DECREASE IN FACE
         AMOUNT                                                            46
       PARTIAL SURRENDER CHARGE                                            46
       PARTIAL SURRENDER CHARGE DUE TO DECREASE IN FACE AMOUNT             46
       PARTIAL SURRENDER PROCESSING FEE                                    47
       DISCOUNT PURCHASE PROGRAMS                                          47
OTHER POLICY PROVISIONS                                                    47
   RIGHT TO EXCHANGE                                                       47
   MORE ABOUT POLICY CHARGES                                               47
       PURPOSE OF OUR CHARGES                                              47
       GENERAL                                                             48

   ACCOUNT VALUE                                                           48
       YOUR ACCOUNT VALUE                                                  48
       YOUR INVESTMENT OPTIONS                                             48
       THE GUARANTEED ACCOUNT                                              48
POLICY LAPSE AND REINSTATEMENT                                             49
   REINSTATEMENT                                                           49
FEDERAL INCOME TAX CONSIDERATIONS                                          49
   TAX STATUS OF THE POLICY                                                50
   US LIFE                                                                 50
   DIVERSIFICATION AND INVESTOR CONTROL                                    50
   TAX TREATMENT OF THE POLICY                                             50
   TAX TREATMENT OF POLICY BENEFITS IN GENERAL                             51
   PRE-DEATH DISTRIBUTION                                                  51
   POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS                 51
   MODIFIED ENDOWMENT CONTRACTS                                            52
   INTEREST ON LOANS                                                       52
   POLICY EXCHANGES AND MODIFICATIONS                                      52
   WITHHOLDING                                                             53
   CONTRACTS ISSUED IN CONNECTION WITH TAX QUALIFIED PENSION PLANS         53
   POSSIBLE CHARGE FOR US LIFE'S TAXES                                     53
LEGAL PROCEEDINGS                                                          53
FINANCIAL STATEMENTS                                                       54
REGISTRATION STATEMENTS                                                    54
INDEX OF SPECIAL WORDS AND PHRASES                                         55
APPENDIX A                                                                 57

CONTACT INFORMATION: HERE IS HOW YOU CAN CONTACT US ABOUT THE US LIFE EXECUTIVE ADVANTAGE POLICIES:

 ADMINISTRATIVE CENTER:                             HOME OFFICE:
 ----------------------                 -------------------------------------
 The United States Life Insurance       The United States Life Insurance
 Company in the City of New York        Company in the City of New York
 2929 Allen Parkway, A35-50             One World Financial Center
 Houston, Texas 77019                   200 Liberty Street
 1-877-883-6596                         New York, New York 10281
                                        1-713-831-3443

                                  THE MERGER

   Effective December 31, 2010, American International Life Assurance Company of New York ("AI Life"), an affiliate of US Life, merged with and into US Life ("Merger"). Before the Merger, the Policies were issued by AI Life. Upon the Merger, all Policy obligations that had been those of AI Life became obligations of US Life. In this prospectus, the word "we" refers to US Life.

   The Merger did not affect the terms of, or the rights and obligations under your Policy, other than to reflect the change to the company that provides your Policy benefits from AI Life to US Life. You will receive a Policy endorsement from US Life that reflects the change from AI Life to US Life. The Merger also did not result in any adverse tax consequences for any Policy Owners.

                         POLICY BENEFITS/RISKS SUMMARY

   Any Policies issued January 1, 2009 and thereafter comply with the 2001 Commissioners' Standard Ordinary mortality and morbidity tables ("2001 CSO tables"). Please see "Tax Treatment of the Policy" on page 50.

   This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy's benefits and other provisions in more detail.

                                POLICY BENEFITS

   You may allocate your ACCOUNT VALUE among the 36 variable investment options available under the Policy, each of which invests in an underlying fund (each available portfolio is referred to in this prospectus as a "Fund" and collectively, the "Funds"), and the Guaranteed Account, which credits a specified rate of interest. Your Account Value will vary based on the investment performance of the variable investment options you choose and interest credited in the Guaranteed Account.

DEATH BENEFIT

..   Death Benefit Proceeds: We pay the death benefit proceeds (reduced by any outstanding Policy loans and any accrued loan interest) to the Beneficiary when the INSURED person dies. In your application to buy an Executive Advantage Policy, you tell us how much life insurance coverage you want. We call this the "FACE AMOUNT" of insurance.

..   Death Benefit Options: You must choose one of the two death benefit options when you apply for your Policy:

   .   Level Death Benefit Option or

   .   Increasing Death Benefit Option

   For the Level Death Benefit Option, the death benefit will be the greater of:

   .   Face Amount; or

   . Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

   You should consider this death benefit option if you want to minimize your cost of insurance.

   For the Increasing Death Benefit Option, the death benefit will be the greater of:

   .   Face Amount plus the Account Value; or

   . Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

   You should consider this death benefit option if you want your death benefit to increase with your Account Value.

   Federal tax law may require us to increase the death benefit under any of the above death benefit options. See "Tax Qualification Options" on page 25.

FULL SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS

..   Full Surrenders: At any time while the Policy is in force, you may surrender your Policy in full. If you do, we will pay you the Account Value, less any Policy loans and any accrued loan interest, and less any surrender charge that then applies. We call this amount your NET CASH SURRENDER VALUE. A surrender charge may apply. See "Surrender Charge" on page 45. You cannot reinstate a surrendered Policy. A full surrender may have adverse tax consequences.

..   Partial Surrenders: We will not allow a partial surrender during the first
    Policy year or during the first 12 months following an increase in Face Amount. You may make two partial surrenders per year. A partial surrender must be at least $500 but may not exceed 90% of your Policy's Net Cash Surrender Value. We may deduct the applicable surrender charge on a partial surrender. Currently, we do not assess a processing charge for partial surrenders. A partial surrender may have adverse tax consequences.

..   Transfers: Within certain limits, you may make transfers among the variable investment options and the Guaranteed Account. You may make up to twelve transfers of Account Value among the variable investment options in each Policy year without charge. We currently assess a $25 charge for each transfer after the 12/th/ transfer in a Policy year. There are special limits on transfers involving the Guaranteed Account.

..   Loans: You may take a loan from your Policy at any time after the first
    Policy year. The maximum loan amount you may take is 90% of your Policy's Net Cash Surrender Value. We charge you interest daily on any OUTSTANDING LOAN at a declared annual rate not in excess of 8%. The maximum net cost (the difference between the rate of interest charged on loans and the amount we credit on the equivalent amount held in the LOAN ACCOUNT) of a loan is 2% per year. You may increase your risk of lapse if you take a loan. Loans may have adverse tax consequences.

PREMIUMS

..   Flexibility of Premiums: After you pay the initial premium, you can pay subsequent premiums at any time (prior to the Policy's maturity) and in any amount less than the maximum amount allowed under tax laws (but not less than $50). You can select a premium payment plan to pay planned periodic premiums annually. You are not required to pay premiums according to the plan. Under certain circumstances, we may limit the amount of a premium payment or reject a premium payment.

..   Free Look: When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund of the premiums paid.

   The free look period generally expires the later of:

   .   10 days after you receive the Policy, or

   .   45 days after you sign Part I of the application.

THE POLICY

..   Ownership Rights: While the Insured person is living, you, as the OWNER of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy.

..   Separate Account: You may direct the money in your Policy to any of the available variable investment options of the Separate Account. Each variable investment option invests exclusively in one of the Funds listed in this prospectus. The value of your investment in a variable investment option depends on the investment results of the related Fund. We do not guarantee any minimum cash value for amounts allocated to the variable investment options. If the Fund investments go down, the value of a Policy can decline.

..   Guaranteed Account: You may place amounts in the Guaranteed Account where it earns interest at the rate of 4% annually. We may declare higher rates of interest, but are not obligated to do so.

..   Account Value: Account Value varies from day to day, depending on the investment performance of the variable investment options you choose, interest we credit to the Guaranteed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders and loans).

..   Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. More detailed information concerning these payment options is available on request from our Administrative Center. See "Payment Options" on page 39.

..   Tax Benefits: The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance Policy is excludable from the gross income of the Beneficiary until there is a distribution. In addition, this means that under a qualifying life insurance Policy, cash value accumulates on a tax deferred basis and transfers of cash value among the available investment options under the Policy may be made tax free. Under a qualifying life insurance Policy that is not a modified endowment contract ("MEC"), the proceeds from Policy loans would not be taxed. If the Policy is not a MEC, distributions after the 15/th/ Policy year generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

SUPPLEMENTAL BENEFITS AND RIDERS

   We offer no supplemental benefits or riders with this Policy.

                                 POLICY RISKS

INVESTMENT RISK

   The Policy is not suitable as a short-term investment. We designed the Policy to meet long-term financial goals. In the Policy's early years, if the total charges exceed total premiums paid or if your investment choices perform poorly, your Policy may not have any cash surrender value. Any applicable surrender charge may be large enough in the Policy's early years so that if you fully surrender your Policy you may receive no cash surrender value. If you take multiple partial surrenders, your Account Value may not cover required charges and your Policy would lapse.

   If you invest your Account Value in one or more variable investment options, then you will be subject to the risk that the investment performance of the variable investment options will be unfavorable. You will also be subject to the risk that the Account Value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment options you choose may be less favorable than that of other variable investment options, and in order to keep the Policy in force may be required to pay more premiums than originally planned. WE DO NOT GUARANTEE A MINIMUM ACCOUNT VALUE.

   If you allocate NET PREMIUM to the Guaranteed Account, then we credit your Account Value (in the Guaranteed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

RISK OF LAPSE

   If your Net Cash Surrender Value is not enough to pay the charges deducted against Account Value each month, your Policy may enter a 61-day GRACE PERIOD. We will notify you that the Policy will lapse (terminate without value) at the end of the Grace Period unless you make a sufficient payment. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the Cash Surrender Value.

   If we do not receive a sufficient premium before the end of the Grace Period, the Policy will terminate without value. We will send you a written notice within 30 days of the beginning of any Grace Period. The notice will state that you have 61 days from the due date of the premium to pay the necessary charges to avoid lapse of the Policy. If the Insured dies during the Grace Period, we will still pay the LIFE INSURANCE PROCEEDS to the Beneficiary. The amount we pay will reflect a reduction for the unpaid monthly deductions due on or before the date of the Insured's death.

TAX RISKS

   We anticipate that the Policy should generally qualify as a life insurance contract under federal tax law. However, due to limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax adviser about these consequences.

   Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a

10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2.

   You should consult a qualified tax adviser for assistance in all Policy-related tax matters. See "Federal Income Tax Considerations" on page 49.

PARTIAL SURRENDER AND FULL SURRENDER RISKS

   The surrender charge under the Policy applies for the first 14 Policy years (and for a maximum of the first 14 Policy years after any increase in the Policy's Face Amount) in the event you surrender the Policy or decrease the Face Amount. The surrender charge may be considerable. Any Outstanding Loan balance reduces the amount available to you upon a partial or full surrender. It is possible that you will receive no Net Cash Surrender Value if you surrender your Policy in the first few Policy years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Account Value in the near future. We designed the Policy to help meet long-term financial goals.

   A partial surrender or full surrender may have adverse tax consequences.

POLICY LOAN RISKS

   A Policy loan, whether or not repaid, will affect Account Value over time because we subtract the amount of the loan from the variable investment options and/or Guaranteed Account as collateral, and this loan collateral does not participate in the investment performance of the variable investment options or receive any excess interest credited to the Guaranteed Account.

   We reduce the amount we pay on the Insured person's death by the amount of any Policy loan and your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduce the Net Cash Surrender Value to zero.

   If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not previously been taxed, is treated as a distribution from the Policy and may be subject to federal income taxation.

                                PORTFOLIO RISKS

   A discussion of the risks of each Fund may be found in its prospectus. Please refer to the Funds' prospectuses for more information. You may request a copy of any or all of the Fund prospectuses by contacting us at the Administrative Center shown on page 5 of this prospectus.

   There is no assurance that any of the Funds will achieve its stated investment objective.

                               TABLES OF CHARGES

   The following tables describe the fees and expenses that are payable, when buying, owning and surrendering a Policy. No Policy Owner will be charged more than the amount we show under the "Maximum Guaranteed Charge" columns.

   US Life may also make available to Policy Owners other universal life insurance policies with different features and different charges. Please ask your US Life representative about our other policies.

   The following tables describe the transaction fees and expenses that are payable at the time that you (1) buy a Policy, (2) surrender a Policy during the first 14 Policy years and the first 14 Policy years following an increase in the Policy's Face Amount, (3) change a Policy's Face Amount, or (4) transfer Account Value between investment options.

                                         TRANSACTION FEES
---------------------------------------------------------------------------------------------------
CHARGE               WHEN CHARGE IS DEDUCTED  MAXIMUM GUARANTEED CHARGE   CURRENT CHARGE
------               -----------------------  --------------------------- ---------------------------
STATUTORY PREMIUM     Upon receipt of each    3.5%/1/ of each premium     2%/1/ of each premium
TAX CHARGE              premium payment         payment                     payment

DAC TAX CHARGE        Upon receipt of each    1.0%                        0%
                        premium payment

PREMIUM EXPENSE       Upon receipt of each    9.0% of the amount of each  9.0% of the amount of each
CHARGE                  premium payment         premium payment             premium payment

--------
   /1/ Statutory premium tax rates vary by state. For example, the highest premium tax rate, 3.5%, is in the state of Nevada, while the lowest premium tax rate, 0.5%, is in the state of Illinois. Certain local jurisdictions may assess additional premium taxes.

                                                TRANSACTION FEES
-----------------------------------------------------------------------------------------------------------------
CHARGE                              WHEN CHARGE IS DEDUCTED      MAXIMUM GUARANTEED CHARGE  CURRENT CHARGE
------                              ---------------------------- -------------------------  ----------------------
SURRENDER CHARGE

 Maximum Charge/1/                  Upon a partial surrender or   $39 per $1,000 of Face    $0 per $1,000 of Face
                                      a full surrender of your      Amount                    Amount
                                      Policy/2/

 Minimum Charge/3/                  Upon a partial surrender or   $8 per $1,000 of Face     $0 per $1,000 of Face
                                      a full surrender of your      Amount                    Amount
                                      Policy/2/

 Example Charge - for the first     Upon a partial surrender or   $24 per $1,000 of Face    $0 per $1,000 of Face
   Policy year - for a 45 year old    a full surrender of your      Amount                    Amount
   male, non-smoker, with a Face      Policy/2/
   Amount of $100,000

--------

   /1/ The Maximum Charge for both the maximum guaranteed charge and the current charge occurs during the Insured person's first Policy year. The Maximum Charge is for a male, smoker, age 77 at the Policy's ISSUE DATE, with a Face Amount of $100,000.

   /2/ The Policies have a Surrender Charge that applies for a maximum of the first 14 Policy years and for a maximum of the first 14 Policy years following an increase in the Policy's Face Amount. The Surrender Charge attributable to an increase in the Policy's Face Amount applies only to the increase in Face Amount. The Surrender Charge will vary based on the Insured person's sex, age, risk class, Policy year and Face Amount. The Surrender Charges shown in the table may not be typical of the charges you will pay. Page 3B of your Policy will indicate the guaranteed Surrender Charges applicable to your Policy. More detailed information concerning your Surrender Charge is available free of charge on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus.

   /3/ The Minimum Charge for both the maximum guaranteed charge and the current charge occurs during the Insured person's first Policy year. The Minimum Charge is for a female, nonsmoker, age 18 at the Policy's Issue Date, with a Face Amount of $100,000.

                                                     TRANSACTION FEES
---------------------------------------------------------------------------------------------------------------------------
CHARGE                                WHEN CHARGE IS DEDUCTED       MAXIMUM GUARANTEED CHARGE     CURRENT CHARGE
------                                ----------------------------- ----------------------------- -------------------------
PARTIAL SURRENDER PROCESSING FEE      Upon a partial surrender of   The lesser of $25 or 2.0% of  $0
                                        your Policy                   the amount of the partial
                                                                      surrender

TRANSFER FEE                          Upon a transfer of Account    $25 for each transfer/1/      $25 for each transfer/1/
                                        Value

POLICY OWNER ADDITIONAL ILLUSTRATION  Upon each request for a       $25                           $0
  CHARGE.............................   Policy illustration after
                                        the first in a Policy year

FLAT MONTHLY CHARGE                   Monthly, at the beginning of  $10                           $7
                                        each Policy Month

FIRST YEAR ADMINISTRATIVE CHARGE      Monthly, at the beginning of  $25                           $0
                                        each Policy month during
                                        the first Policy year

FACE AMOUNT INCREASE CHARGE           Monthly, at the beginning of  $25                           $0
                                        each Policy month for the
                                        12 months immediately
                                        following the effective
                                        date of the increase

--------

   /1/ The first 12 transfers in a Policy year are free of charge.

   The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

                                           PERIODIC CHARGES
                                 (OTHER THAN FUND FEES AND EXPENSES)
------------------------------------------------------------------------------------------------------
CHARGE                         WHEN CHARGE IS DEDUCTED  MAXIMUM GUARANTEED CHARGE     CURRENT CHARGE
------                         -----------------------  -------------------------  ----------------------
COST OF INSURANCE CHARGE/1/

  Maximum Charge/2/            Monthly, at the           $83.33 per $1,000 of      $20.72 per $1,000 of
                                 beginning of each         Net Amount at             Net Amount at
                                 Policy month              Risk/3/                   Risk

  Minimum Charge/4/            Monthly, at the           $0.08 per $1,000 of       $0.02 per $1,000 of
                                 beginning of each         Net Amount at             Net Amount at
                                 Policy month              Risk                      Risk

  Example Charge for the       Monthly, at the           $0.29 per $1,000 of       $0.05 per $1,000 of
   first Policy year - for a     beginning of each         Net Amount at             Net Amount at
   45 year old male,             Policy month              Risk                      Risk
   nonsmoker, medically
   underwritten with a Face
   Amount of $100,000

MORTALITY AND EXPENSE RISK
  CHARGE

  Policy years 1-4/5/          Daily                     annual effective rate     annual effective rate
                                                           of 1.0% of Account        of 0.65% of
                                                           Value invested in         Account Value
                                                           the variable              invested in the
                                                           investment options        variable investment
                                                                                     options

  POLICY LOAN INTEREST CHARGE  Annually (on your         8.0% of the               8.0% of the
                                 Policy anniversary)       Outstanding Loan          Outstanding Loan
                                                           balance                   balance

--------

   /1/ The Cost of Insurance Charge will vary based on the Insured Person's sex, age, risk class, Policy year and Face Amount. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. Page 3C of your Policy will indicate the guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus. Also see "Illustrations" on page 23 of this prospectus.

   /2/ The Maximum Charge for both the maximum guaranteed charge and the current charge occurs during the policy year in which the insured person attains age 99. The policy anniversary on which the insured person attains age 100 is the Policy's maximum maturity date. The Maximum Charge is for a guaranteed issue male, smoker, age 70 at the Policy's Issue Date, with a Face Amount of $100,000.

   /3/ The Net Amount at Risk is the difference between the current death benefit under your Policy divided by 1.0032737 and your Account Value under the Policy.

   /4/ The Minimum Charge for both the maximum guaranteed charge and the current charge occurs in Policy year 1. The Minimum Charge is for a medically underwritten female, nonsmoker, age 18 at the Policy's Issue Date, with a Face Amount of $100,000.

   /5/ After the 4/th/ Policy year, the maximum Mortality and Expense Charge will be as follows:

       Policy years 5-20 annual effective rate of 1.00% (guaranteed) and 0.20% (current)

       Policy years 21+ annual effective rate of 1.00% (guaranteed) and 0.15% (current)

   The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2013. Current and future expenses for the Funds may be higher or lower than those shown.

                         ANNUAL FUND FEES AND EXPENSES
               (EXPENSES THAT ARE DEDUCTED FROM THE FUND ASSETS)
 ----------------------------------------------------------------------------
 CHARGE                                                         MAXIMUM MINIMUM
 ------                                                         ------- -------
 TOTAL ANNUAL FUND OPERATING EXPENSES FOR ALL OF THE FUNDS
   (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS INCLUDE
   MANAGEMENT FEES, DISTRIBUTION (12B-1) FEES, AND OTHER
   EXPENSES)/1/                                                  1.65%   0.10%

Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses.

--------

   /1/ Currently 4 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2015. The impact of contractual reimbursements or fee waivers is as follows:

 CHARGE                                                         MAXIMUM MINIMUM
 ------                                                         ------- -------
 Total Annual Fund Operating Expenses for all of the Funds
   After Contractual Reimbursement or Fee Waiver                 1.60%   0.10%

                              GENERAL INFORMATION

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

   We are The United States Life Insurance Company in the City of New York
("US Life"). US Life is a stock life insurance company organized under the laws of the State of New York on February 25, 1850. US Life's home office is The United States Life Insurance Company in the City of New York, One World Financial Center, 200 Liberty Street, New York, New York 10281. US Life is an indirect wholly owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

   The commitments under the Policies are US Life's, and AIG has no legal obligation to back those commitments.

   AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange. More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov.

   US Life is regulated for the benefit of Policy Owners by the insurance regulator in its state of domicile and also by all state insurance departments where it is licensed to conduct business. US Life is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to Policy Owners. Insurance regulations also require US Life to maintain additional surplus to protect against a financial impairment; the amount of which surplus is based on the risks inherent in US Life's operations.

   We may occasionally publish in advertisements, sales literature and reports the ratings and other information assigned to the company by one or more independent rating organizations such as A.M. Best Company, Moody's, and Standard & Poor's. The purpose of the ratings is to reflect the rating organization's opinion of our financial strength and our ability to meet our contractual obligations to Policy Owners and should not be considered as bearing on the investment performance of assets held in the Separate Account.

   The ratings are not recommendations to purchase our life insurance or annuity products or to hold or sell these products, and the ratings do not comment on the suitability of such products for a particular investor. There can be no assurance that any rating will remain in effect for any given period of time or that any rating will not be lowered or withdrawn entirely by a rating organization if, in such organization's judgment, future circumstances so warrant. The ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

THE SEPARATE ACCOUNT

   US Life holds the assets of your Account Value in subaccounts of Separate Account USL B (the "Separate Account"). The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"). Before

December 31, 2010, the Separate Account was a separate account of AI Life, created on June 5, 1986, under New York insurance law. At that time the Separate Account was named Variable Account B of American International Life Assurance Company of New York. On December 31, 2010, and in conjunction with the merger of US Life and AI Life, the Separate Account was transferred to and became a separate account of US Life under New York law.

   US Life owns the assets in the Separate Account. The Separate Account is divided into subaccounts. The Separate Account may include other subaccounts which are not available under the Policy.

   The assets in the Separate Account may not be used to pay any liabilities of US Life other than those arising from the Policies, and US Life is obligated to pay all amounts due the Policy Owners under the Policies.

NATIONAL UNION GUARANTEE

   Insurance obligations under all Policies with an Issue Date prior to April 30, 2010 at 4:00 p.m. Eastern time are and continue to be guaranteed (the "NU Guarantee") by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), an affiliate of US Life. New York law provides for the continuation of such guarantees for policies and other contracts and certificates issued prior to a merger. Insurance obligations include, without limitation, Policy values invested in the Guaranteed Account, death benefits and Policy features that provide return of premium or protection against Policy lapse. The NU Guarantee does not guarantee Policy value or the investment performance of any of the subaccounts available under the Policies. The Guarantee provides that Policy Owners can enforce the Guarantee directly.

   As of April 30, 2010 at 4:00 p.m. Eastern time (the "Point of Termination"), the NU Guarantee was terminated for prospectively issued Policies. The
NU Guarantee does not cover any Policies with an Issue Date later than the Point of Termination. The NU Guarantee will continue to cover insurance obligations under the Policies with an Issue Date earlier than the Point of Termination including obligations arising from premium payments or other payments received after the Point of Termination until all insurance obligations under such Policies are satisfied in full.

   National Union is a stock property-casualty insurance company incorporated under the laws of the Commonwealth of Pennsylvania on February 14, 1901. National Union's principal executive office is located at 175 Water Street, 18/th/ Floor, New York, New York 10038. National Union is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. National Union, an affiliate of US Life, is an indirect wholly owned subsidiary of American International Group, Inc.

ADDITIONAL INFORMATION

   We have filed a Statement of Additional Information (the "SAI") with the SEC which includes more information about your Policy. The back cover page of this prospectus describes how you can obtain a copy of the SAI.

COMMUNICATION WITH US LIFE

   When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the Owner named in the Policy. Where a Policy has more than one Owner, each Owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

   Administrative Center. The Administrative Center provides service to all Policy Owners. For applicants, your US Life representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. See US Life's addresses under "Contact Information" on page 5 of this prospectus.

   General. It is your responsibility to carefully review all documents you receive from us and immediately notify the Administrative Center of any potential inaccuracies. We will follow up on all inquiries. Depending on the facts and circumstances, we may retroactively adjust your Policy, provided you notify us of your concern within 30 days of receiving the transaction confirmation, statement or other document. Any other adjustments we deem warranted are made as of the time we receive notice of the potential error. If you fail to notify the Administrative Center of any potential mistakes or inaccuracies within 30 days of receiving any document, we will deem you to have ratified the transaction.

APPLYING FOR A POLICY

   To purchase a Policy, you must complete an application and submit it to us. You must specify certain information in the application, including the Face Amount and the death benefit option. We may also require information to determine if the Insured is an acceptable risk to us. We may require a medical examination of the Insured and ask for additional information.

   Our age requirement for the Insured. You may apply for a Policy to cover a person who is at least 18 but no more than 70 years of age.

   The minimum Face Amount. The Face Amount must be at least $50,000, for each Insured.

   We require a minimum initial premium. We require that you pay a minimum initial premium before we will issue the Policy. You may pay the minimum initial premium when you submit the application or at a later date.

   We will not issue a Policy until we have accepted the application. We reserve the right to reject an application for any reason or "rate" an Insured as a substandard risk.

   When your coverage will be effective. Your Policy will become effective after:

   .   We accept your application;

   .   We receive an initial premium payment in an amount we determine; and

   .   We have completed our review of your application to our satisfaction.

   General. You should mail checks (or use express delivery, if you wish) for premium payments and loan repayments directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the Administrative Center shown under "Contract Information" on page 5 of this prospectus.

   You must make the following requests in writing:

          .   transfer of Account Value;

          .   loan;

          .   full surrender;

          .   partial surrender;

          .   change of Beneficiary or contingent Beneficiary;

          .   change of allocation percentages for premium payments;

          .   change of allocation percentages for Policy deductions;

          .   loan repayments or loan interest payments;

          .   change of death benefit option or manner of death benefit payment;

          .   change in Face Amount;

          . addition or cancellation of, or other action with respect to, election of a payment option for Policy proceeds; and

          .   tax withholding elections.

   You should mail these requests (or use express delivery, if you wish) to the Administrative Center address shown under "Contact Information" on page 5 of this prospectus. You should also communicate notice of the Insured person's death, and related documentation, to our Administrative Center address.

   We have special forms which should be used for loans, assignments, partial and full surrenders, changes of Owner or Beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center or from your US Life representative. Each communication must include your name, Policy number and, if you are not the Insured person, that person's name. We cannot process any requested action that does not include all required information. Until we update all the forms to reflect that AI Life merged into US Life, we may provide you with forms that still reflect AI Life as the issuer and/or the former Separate Account's name.

VARIABLE INVESTMENT OPTIONS

   We divided the Separate Account into variable investment options, each of which invests in shares of a corresponding Fund. Currently, you may invest premium payments in variable investment options investing in the Funds listed in the following table. One or more of the Funds may sell its shares to other funds. The name of each Fund describes its type (for example, money market fund, growth fund, equity fund, etc.) except for the Funds with footnotes next to their names. For these Funds, whose name does not describe its type, we provide the information immediately following the table. The text of the footnotes follows the table. Fund sub-advisers are shown in parentheses.

VARIABLE INVESTMENT OPTIONS    INVESTMENT ADVISER (SUB-ADVISER, IF APPLICABLE)
---------------------------    -----------------------------------------------
AllianceBernstein VPS Growth               AllianceBernstein L.P.
  and Income Portfolio -
  Class A

AllianceBernstein VPS Growth               AllianceBernstein L.P.
  Portfolio - Class A

VARIABLE INVESTMENT OPTIONS    INVESTMENT ADVISER (SUB-ADVISER, IF APPLICABLE)
---------------------------    -----------------------------------------------
AllianceBernstein VPS Large    AllianceBernstein L.P.
Cap Growth Portfolio -
Class A

American Century(R) VP         American Century Investment Management, Inc.
Income & Growth Fund - Class I

American Century(R) VP         American Century Investment Management, Inc.
International Fund - Class I

BlackRock Basic Value V.I.     BlackRock Advisors, LLC (BlackRock Investment
Fund - Class I Shares/1/       Management, LLC)

BlackRock Capital              BlackRock Advisors, LLC (BlackRock Investment
Appreciation V.I. Fund -       Management, LLC)
Class I Shares

BlackRock U.S. Government      BlackRock Advisors, LLC (BlackRock Financial
Bond V.I. Fund - Class I       Management, Inc.)
Shares/2/

BlackRock Value Opportunities BlackRock Advisors, LLC (BlackRock Investment V.I. Fund - Class I Shares/3/ Management, LLC)

Fidelity(R) VIP Balanced       Fidelity Management & Research Company (FMR)
Portfolio - Initial Class      (FMR Co., Inc.)
                               (Fidelity Investments Money Management, Inc.)
                               (Other affiliates of FMR)

Fidelity(R) VIP Contrafund(R)  Fidelity Management & Research Company (FMR)
Portfolio - Initial Class/4/   (FMR Co., Inc.)
                               (Other affiliates of FMR)

Fidelity(R) VIP Index 500      Fidelity Management & Research Company (FMR)
Portfolio - Initial Class      (FMR Co., Inc.)
                               (Geode Capital Management, LLC)

Fidelity(R) VIP Money Market   Fidelity Management & Research Company (FMR)
Portfolio - Initial Class      (Fidelity Investments Money Management, Inc.)
                               (Other affiliates of FMR)

Franklin Templeton Templeton   Templeton Asset Management Ltd.
Developing Markets VIP Fund -
Class 2/5/

Franklin Templeton Templeton   Templeton Investment Counsel, LLC
Foreign VIP Fund - Class 2/6/

Franklin Templeton Templeton   Templeton Global Advisors Limited
Growth VIP Fund - Class 2      (Templeton Asset Management Ltd.)

Goldman Sachs VIT Strategic    Goldman Sachs Asset Management International
International Equity Fund -
Institutional Shares/7/

Goldman Sachs VIT U.S. Equity Goldman Sachs Asset Management, L.P. Insights Fund - Institutional
Shares/8/

Invesco V.I. American Value    Invesco Advisers, Inc.
Fund - Series I Shares/9/

Invesco V.I. High Yield Fund   Invesco Advisers, Inc.
- Series I Shares

JPMorgan IT Mid Cap Value      J.P. Morgan Investment Management Inc.
Portfolio - Class 1 Shares*

JPMorgan IT Small Cap Core     J.P. Morgan Investment Management Inc.
Portfolio - Class 1 Shares

Neuberger Berman AMT Large     Neuberger Berman Management LLC (Neuberger
Cap Value Portfolio - Class I  Berman LLC)
Shares/10/

PIMCO High Yield Portfolio -   Pacific Investment Management Company LLC
Administrative Class

PIMCO Long-Term                Pacific Investment Management Company LLC
U.S. Government Portfolio -
Administrative Class

PIMCO Real Return Portfolio - Pacific Investment Management Company LLC Administrative Class/11/

PIMCO Short-Term Portfolio -   Pacific Investment Management Company LLC
Administrative Class

PIMCO Total Return Portfolio   Pacific Investment Management Company LLC
- Administrative Class

UIF Core Plus Fixed Income     Morgan Stanley Investment Management Inc.
Portfolio - Class I Shares

UIF Emerging Markets Equity    Morgan Stanley Investment Management Inc.
Portfolio - Class I Shares     (Morgan Stanley Investment Management Limited)
                               (Morgan Stanley Investment Management Company)

UIF Mid Cap Growth Portfolio   Morgan Stanley Investment Management Inc.
- Class I Shares

VALIC Co. I International      VALIC** (PineBridge Investments LLC)
Equities Fund/12/

VALIC Co. I Mid Cap Index Fund VALIC** (SunAmerica Asset Management Corp.)

VALIC Co. I Small Cap Index    VALIC** (SunAmerica Asset Management Corp.)
Fund/13/

Vanguard*** VIF Total Bond     The Vanguard Group, Inc.
Market Index Portfolio

Vanguard*** VIF Total Stock    The Vanguard Group, Inc.
Market Index Portfolio

--------
/1/ The Fund type for BlackRock Basic Value V.I. Fund - Class I Shares is capital appreciation and secondarily, income.
/2/ The Fund type for BlackRock U.S. Government Bond V.I. Fund - Class I Shares is maximizing total return, consistent with income generation and prudent investment management.
/3/ The Fund type for BlackRock Value Opportunities V.I. Fund - Class I Shares is long-term growth of capital.
/4/ The Fund type for Fidelity(R) VIP Contrafund(R) Portfolio - Initial Class is long-term capital appreciation.
/5/  The Fund type for Franklin Templeton Templeton Developing Markets VIP Fund
     - Class 2 is long-term capital appreciation.
/6/ The Fund type for Franklin Templeton Templeton Foreign VIP Fund - Class 2 is long-term capital growth.
/7/ The Fund type for Goldman Sachs VIT Strategic International Equity Fund - Institutional Shares is long-term growth of capital.
/8/ The Fund type for Goldman Sachs VIT U.S. Equity Insights Fund - Institutional Shares is long-term growth of capital and dividend income.
/9/ The Fund type for Invesco V.I. American Value Fund - Series I Shares is providing above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.
/10/ The Fund type for Neuberger Berman AMT Large Cap Value Portfolio is large cap value.
/11/ The Fund type for PIMCO Real Return Portfolio - Administrative Class is
     maximum real return.
/12/ The Fund type for VALIC Co. I International Equities Fund is long-term growth of capital through investments primarily in a diversified portfolio of equity and equity-related securities of foreign issuers.
/13/ The Fund type for VALIC Co. I. Small Cap Index Fund is growth of capital through investment primarily in a diversified portfolio of common stocks that, as a group, the sub-adviser believes may provide investment results closely corresponding to the performance of the Russell 2000(R) Index.
* Effective December 16, 2005, the JPMorgan Mid Cap Value Portfolio is no longer available as a variable investment option under new Policies. Policy Owners with accumulation value in this investment option may transfer any or all of the value from the investment option. This investment option is not available for any other purpose.
** "VALIC" means The Variable Annuity Life Insurance Company.
*** "Vanguard" is a trademark of The Vanguard Group, Inc.

   From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

   YOU CAN LEARN MORE ABOUT THE FUNDS, THEIR INVESTMENT POLICIES, RISKS, EXPENSES AND ALL OTHER ASPECTS OF THEIR OPERATIONS BY READING THEIR PROSPECTUSES. You should carefully read the Funds' prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan.

   We have entered into various services agreements with most of the advisers or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of fund related information and responding to Policy Owners' inquiries about the Funds. Currently, these payments range from 0.15% to 0.35% of the daily market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. From time to time some of these arrangements may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses that we are incurring are greater than we anticipated. If the expenses we incur are less than we anticipate, we may make a profit from some of these arrangements. These payments do not result in any additional charges under the Policies that are not described under "Charges Under the Policy" on page 42.

   We also receive what is referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Policies. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

GUARANTEED INVESTMENT OPTION

   Under the Policy, you may currently allocate your Account Value to the Guaranteed Account. In addition, if you request a loan, we will allocate part of your Account Value to the Loan Account which is part of the Guaranteed Account.

   We may treat each allocation and transfer separately for purposes of crediting interest and making deductions from the Guaranteed Account.

   All of your Account Value held in the Guaranteed Account will earn interest at a rate we determine in our sole discretion. This rate will never be less than 4% per year compounded annually. The Loan Account portion of your Account Value may earn a different interest rate than the remaining portion of your Account Value in the Guaranteed Account.

   We will deduct any transfers, partial surrenders or any Policy expenses from the Guaranteed Account and your variable investment options on a pro rata basis, unless you provide other directions. No portion of the Loan Account may be used for this purpose.

   If we must pay any part of the proceeds for a loan, partial surrender or full surrender from the Guaranteed Account, we may defer the payment for up to six months from the date we receive the written request. If we defer payment from the Guaranteed Account for 30 days or more, we will pay interest on the amount we deferred at a rate of 4% per year, compounded annually, until we make payment.

GUARANTEED ACCOUNT VALUE

   On any VALUATION DATE, the Guaranteed Account portion of your Policy Account Value equals:

   .   the total of all Net Premium, allocated to the Guaranteed Account, plus

   .   any amounts transferred to the Guaranteed Account, plus

   . interest credited on the amounts allocated and transferred to the Guaranteed Account, less

   .   the amount of any transfers from the Guaranteed Account, less

   . the amount of any partial surrender, including the partial surrender charges, taken from the Guaranteed Account, less

   . the allocated portion of the monthly deduction deducted from the Guaranteed Account, plus

   .   the amount of the Loan Account.

   If you take a loan, we transfer the amount of the loan to the Loan Account held in the Guaranteed Account. The value of your Loan Account includes transfers to and from the Loan Account as you take and repay loans and interest credited on the Loan Account.

VOTING PRIVILEGES

   We are the legal owner of the Funds' shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your Account Value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

   We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from Owners participating in that Fund through the Separate Account. Even if Policy Owners participating in that Fund choose not to provide voting instructions, we will vote the Fund's shares in the same proportions as the voting instructions which we actually receive. As a result, the instructions of a small number of Policy Owners could determine the outcome of matters subject to shareholder vote.

   If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the Owner such materials, we will vote the shares as we determine in our sole discretion.

   In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Policy Owners. US Life reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

ILLUSTRATIONS

   We may provide you with illustrations for your Policy's death benefit, Account Value, and Net Cash Surrender Value based on hypothetical rates of return. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return on your Account Value will depend on factors such as the amounts you allocate to particular investment options, the amounts deducted for the Policy's fees and charges, the variable investment options' fees and charges, and your Policy loan and partial surrender history.

   Before you purchase the Policy, we will provide you with what we refer to as a personalized illustration. A personalized illustration shows future benefits under the Policy based upon (1) the proposed Insured person's age and rate class and (2) your selection of a death benefit option, Face Amount, planned periodic premiums and proposed investment options.

   After you purchase the Policy and upon your request, we will provide a similar personalized illustration that takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a $25 fee for personalized illustrations prepared after the

Policy is issued if you request us to do so more than once each year. We do not currently charge for additional personalized illustrations.

                                POLICY FEATURES

DEATH BENEFITS

   Your Face Amount of insurance. In your application to buy an Executive Advantage Policy, you tell us how much life insurance coverage you want. We call this the "Face Amount" of insurance.

   Investment performance affects the amount of your Policy's Account Value. We deduct all charges from your Account Value. The amount of the monthly charges may differ from month to month. However, as long as all applicable charges are paid on a timely basis each month, the Face Amount of insurance payable under your Policy is unaffected by investment performance. See "Monthly Deduction From Account Value" on page 42.

   Your death benefit. You must choose one of the two death benefit options at the time we issue your Policy.

   .   Level Death Benefit Option; or

   .   Increasing Death Benefit Option.

   For the Level Death Benefit Option, the death benefit will be the greater of:

   .   Face Amount; or

   . Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

   You should consider this death benefit option if you want to minimize your cost of insurance.

   For the Increasing Death Benefit Option, the death benefit will be the greater of:

   .   Face Amount plus the Account Value; or

   . Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

   You should consider this death benefit option if you want your death benefit to increase with your Account Value.

   Life Insurance Proceeds. During the Policy term, we will pay the Life Insurance Proceeds to the Beneficiary after the Insured's death. To make payment, we must receive at our Administrative Center:

   .   satisfactory proof of the Insured's death; and

   .   the Policy.

   Payment of Life Insurance Proceeds. We will pay the Life Insurance Proceeds generally within seven days after we receive the information we require. We will pay the Life Insurance Proceeds to the Beneficiary in one lump sum or, if elected, under a payment option. Payment of the Life Insurance Proceeds may also be affected by other provisions of the Policy.

   We will pay interest on the Life Insurance Proceeds from the date of the Insured's death to the date of payment as required by applicable state law.

   Amount of Life Insurance Proceeds. We will determine the Life Insurance Proceeds as of the date of the Insured's death. The Life Insurance Proceeds will equal:

   . the amount of the death benefit determined according to the death benefit option selected; minus

   .   the Outstanding Loan, if any, and accrued loan interest; minus

   .   any overdue monthly deductions if the Insured dies during a Grace Period.

TAX QUALIFICATION OPTIONS

   Section 7702 of the CODE provides alternative testing procedures for meeting the definition of life insurance. Each Policy must qualify under one of these two tests and you may select the test we use for ensuring your Policy meets the definition of life insurance.

   Under both tests under Section 7702, there is a minimum death benefit required at all times. This is equal to the Account Value multiplied by the appropriate minimum death benefit factor. These factors depend on the tax qualification option and may be based on the ATTAINED AGE, sex and rate class of the Insured. A table of the applicable factors is located in the Policy.

   The two tax qualification options are:

   .   Guideline Premium/Cash Value Corridor Test.

   .   Cash Value Accumulation Test.

   You must elect one of these tests when you apply for a Policy. After we issue your Policy, the choice may not be changed.

CHANGES IN DEATH BENEFIT OPTIONS

   If you have selected the Level Death Benefit Option you may change to the Increasing Death Benefit Option. You may also change from the Increasing Death Benefit Option to the Level Death Benefit Option.

   How to request a change. You may change your death benefit option by providing your agent with a written request or by writing us at our Administrative Center. We may require that you submit satisfactory evidence of insurability to us.

   If you request a change from the Level Death Benefit Option to the Increasing Death Benefit Option, we will decrease the Face Amount by an amount equal to your Account Value on the date the change takes effect. However, we reserve the right to decline to make such a change if it would reduce the Face Amount below the minimum Face Amount.

   If you request a change from the Increasing Death Benefit Option to the Level Death Benefit Option, we will increase the Face Amount by an amount equal to your Account Value on the date the change takes effect. Such decreases and increases in the Face Amount are made so that the Life Insurance Proceeds remain the same on the date the change takes effect.

   Once approved, we will issue new Policy information pages and attach a copy of your application for change. We reserve the right to decline to make any changes that we determine would cause the Policy to fail to qualify as life insurance under our interpretation of the Code.

   The change will take effect on the next MONTHLY ANNIVERSARY that coincides with or next follows the date we approve your request.

   Tax consequences of changes in insurance coverage. Please read "Federal Income Tax Considerations" starting on page 49 of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

PREMIUM PAYMENTS

   The Policy allows you to select the timing and amount of premium payments within limits. Send premium payments to our Administrative Center.

   Restrictions on Premium. We may not accept any premium payment:

   .   If it is less than $50;

   . If the premium would cause the Policy to fail to qualify as a life insurance contract as defined in Section 7702 of the Code, we will refund any portion of any premium that causes the Policy to fail. In addition, we will monitor the Policy and will attempt to notify you on a timely basis if your Policy is in jeopardy of becoming a modified endowment contract under the Code; or

   . If the premium would increase the amount of our risk under your Policy by an amount greater than that premium amount. In such cases, we may require satisfactory evidence of insurability before accepting that premium.

   Minimum Initial Premium. We will calculate the minimum initial premium. The amount is based on a number of factors, including the age, sex, and underwriting class of the proposed Insured and the desired Face Amount.

   Planned Periodic Premium. When you apply for a Policy, you select a plan for paying annual level premiums. We will establish a minimum amount that may be used as the planned periodic premium. We may recalculate this minimum amount if the Face Amount of the Policy is increased or decreased.

   You are not required to pay premiums in accordance with this plan. Rather, you can pay more or less than the planned periodic premium or skip a planned periodic premium entirely.

   At any time you can change the amount and frequency of the planned periodic premium by sending a written notice to our Administrative Center.

   Additional Premium. Additional premiums are premiums other than planned premiums. Additional premiums may be paid in any amount and at any time subject to the Code.

   Depending on the Account Value at the time of an increase in the Face Amount and the amount of the increase requested, an additional premium may be needed to prevent your Policy from terminating.

   Effect of Premium Payments. In general, paying all planned periodic premiums may not prevent your Policy from lapsing. In addition, if you fail to pay any planned periodic premium, your Policy will not necessarily lapse.

   Your Policy will lapse only when the Net Cash Surrender Value on a Monthly Anniversary is less than the amount of that date's monthly deduction. This could happen if the Net Cash Surrender Value has decreased because:

   . of the negative return or insufficient return earned by one or more of the subaccounts you selected; or

   . of any combination of the following - you have Outstanding Loans, you have taken partial surrenders, we have deducted Policy expenses, or you have made insufficient premium payments to offset the monthly deduction.

   Grace Period. In order for insurance coverage to remain in force, the Net Cash Surrender Value on each Monthly Anniversary must be equal to or greater than the total monthly deductions for that Monthly Anniversary. If it is not, you have a Grace Period of 61 days during which the Policy will continue in force. The Grace Period begins on the Monthly Anniversary that the Net Cash Surrender Value is less than the total monthly deductions then due. If we do not receive a sufficient premium before the end of the Grace Period, the Policy will terminate without value.

   We will send you a written notice within 30 days of the beginning of any Grace Period. The notice will state that a Grace Period of 61 days has begun.

   The amount of premium required to prevent your Policy from terminating is equal to the amount needed to increase the Net Cash Surrender Value sufficiently to cover total monthly deductions for the next three (3) Monthly Anniversaries.

   If the Insured dies during the Grace Period, we will still pay the Life Insurance Proceeds to the Beneficiary. The amount we pay will reflect a reduction for the unpaid monthly deductions due on or before the date of the Insured's death.

   If your Policy lapses with an Outstanding Loan you may have taxable income.

   Premium Allocations. In the application, you specify the percentage of Net Premium to be allocated to each subaccount and Guaranteed Account. However, until the period to examine and cancel expires, we invest this amount in the Money Market subaccount. On the first business day after the period expires, we will reallocate your Account Value based on the premium allocation percentages in your application.

   For all subsequent premiums, we will use the allocation percentages you specified in the application until you change them. You can change the allocation percentages at any time by sending written notice to our Administrative Center. The change will apply to all premium received with or after your notice.

   Allocation Rules. Your allocation instructions must meet the following requirements:

   .   Each allocation percentage must be a whole number;

   .   Any allocation to a subaccount must be at least 5%; and

   .   the sum of your allocations must equal 100%.

   Crediting Premium. Your initial Net Premium will be credited to your Account Value as of the POLICY DATE. We will credit and invest subsequent Net Premiums on the date we receive the premium or notice of deposit at our Administrative Center. We will process premiums at the price next computed after receipt of premium. Premiums received by 4:00 p.m., Eastern time, on a Valuation Date will be processed as of that day. Premiums received after 4:00 p.m., Eastern time, on a Valuation Date will be processed as of the next Valuation Date.

   If any premium requires us to accept additional risk, we will allocate this amount to the Money Market subaccount until we complete our underwriting. When accepted, and at the end of the period to examine and cancel the Policy, we will allocate it in accordance with your allocation percentages.

   Future Premium Payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

   The Policy allows you to choose how to invest your Account Value. Your Account Value will increase or decrease based on:

   .   The returns earned by the subaccounts you select.

   .   Interest credited on amounts allocated to the Guaranteed Account.

   We will determine your Policy benefits based upon your Account Value. If your Account Value is insufficient, your Policy may terminate. If the Net Cash Surrender Value on a Monthly Anniversary is less than the amount of that date's monthly deduction, the Policy will be in default and a Grace Period will begin.

   Premium Payments and Transaction Requests in Good Order. We will accept the Policy Owner's instructions to allocate premium payments to investment options, to make redemptions (including loans) or to transfer values among the Policy Owner's investment options, contingent upon the Policy Owner's providing us with instructions in good order. This means that the Policy Owner's request must be accompanied by sufficient detail to enable us to allocate, redeem or transfer assets properly.

   When we receive a premium payment or transaction request in good order, it will be treated as described under "Effective date of other premium payments and requests that you make" on page 35 of this prospectus. If we receive an instruction that is not in good order, the requested action will not be completed, and any premium payments that cannot be allocated will be held in a non-interest bearing account until we receive all necessary information.

   We will attempt to obtain Policy Owner guidance on requests not received in good order for up to five business days following receipt. For instance, one of our representatives may telephone the Policy Owner to determine the intent of a request. If a Policy Owner's request is still not in good order after five business days, we will cancel the request, and return any unallocated premiums to the Policy Owner along with the date the request was canceled.

DETERMINING THE ACCOUNT VALUE

   On the Policy Date, your Account Value is equal to your initial Net Premium. If the Policy Date and the Issue Date are the same day, the Account Value is equal to your initial premium, less the premium expenses and monthly deduction.

   On each Valuation Date thereafter, your Account Value is equal to:

   .   Your Account Value held in the subaccounts; and

   .   Your Account Value held in the Guaranteed Account.

   Your Account Value will reflect:

   .   the premiums you pay;

   .   the returns earned by the subaccounts you select;

   .   the interest credited on amounts allocated to the Guaranteed Account;

   .   any loans or partial surrender; and

   .   the Policy expenses we deduct.

ACCOUNT VALUE IN THE SUBACCOUNTS

   We measure your Account Value in the subaccounts by the value of the subaccounts' accumulation units we credit to your Policy. When you allocate premiums or transfer part of your Account Value to a subaccount, we credit your Policy with accumulation units in that subaccount. The number of accumulation units equals the amount allocated to the subaccount divided by that subaccount's accumulation unit value for the Valuation Date when the allocation is effected.

   The number of subaccount accumulation units we credit to your Policy will:

   . increase when Net Premium is allocated to the subaccount, amounts are transferred to the subaccount and loan repayments are credited to the subaccount; or

   . decrease when the allocated portion of the monthly deduction is taken from the subaccount, a loan is taken from the subaccount, an amount is transferred from the subaccount, or a partial surrender, including the partial surrender charges, is taken from the subaccount.

   Accumulation Unit Values. A subaccount's accumulation unit value varies to reflect the return of the portfolio and may increase or decrease from one Valuation Date to the next. We arbitrarily set the accumulation unit value for each subaccount at $10 when the subaccount was established. Thereafter, the accumulation unit value equals the accumulation unit value for the prior VALUATION PERIOD multiplied by the Net Investment Factor for the current Valuation Period.

   Net Investment Factor. The net investment factor is an index we use to measure the investment return earned by a subaccount during a Valuation Period. It is based on the change in net asset value of the portfolio shares held by the subaccount, and reflects any dividend or capital gain distributions on the portfolio shares and may include the deduction of the daily mortality and expense risk charge.

   Guaranteed Account Value. On any Valuation Date, the Guaranteed Account portion of your Policy Account Value equals:

   .   the total of all Net Premium, allocated to the Guaranteed Account, plus

   .   any amounts transferred to the Guaranteed Account, plus

   . interest credited on the amounts allocated and transferred to the Guaranteed Account, less

   .   the amount of any transfers from the Guaranteed Account, less

   . the amount of any partial surrender, including the partial surrender charges, taken from the Guaranteed Account, less

   . the allocated portion of the monthly deduction deducted from the Guaranteed Account, plus

   .   the amount of the Loan Account.

   If you take a loan, we transfer the amount of the loan to the Loan Account held in the Guaranteed Account. The value of your Loan Account includes transfers to and from the Loan Account as you take and repay loans and interest credited on the Loan Account.

   Net Account Value. The net Account Value on a Valuation Date is the Account Value less Outstanding Loans on that date.

   Cash Surrender Value. The CASH SURRENDER VALUE on a Valuation Date is the Account Value reduced by any surrender charge that would be assessed if you surrendered the Policy on that date.

   Net Cash Surrender Value. The Net Cash Surrender Value on a Valuation Date is the amount you would receive on a surrender of your Policy and is equal to:

   .   the Cash Surrender Value, less

   .   the Outstanding Loan on that date.

TRANSFERS

   You may transfer Account Value among the subaccounts and to the Guaranteed Account after the period to examine and cancel. All transfer requests, except for those made under the dollar cost averaging program, must satisfy the following requirements:

   . Minimum amount of transfer - You must transfer at least $250 or, the balance in the subaccount or the Guaranteed Account, if less;

   . Form of transfer request - You must make a written request unless you have established prior authorization to make transfers by other means we make available;

   . Transfers from the Guaranteed Account - The maximum you may transfer in a Policy year is equal to 25% of your Account Value in the Guaranteed Account (not including the Loan Account) as of the date the transfer takes effect.

   Date We Process Your Transfer Request. We must receive your transfer request at our Administrative Center. We process transfers at the price next computed after we receive your transfer request. Transfer requests received by 4:00 p.m., Eastern time, on a Valuation Date will be processed as of that day. Transfer requests received after 4:00 p.m., Eastern time, on a Valuation Date will be processed as of the next Valuation Date.

   Number of Permitted Transfers/Transfer Charge. We do not currently limit the number of transfers you may make. However, for each transfer in excess of 12 during a Policy year, we will charge you $25 for each additional transfer. All transfers processed on the same business day will count as one transfer for purposes of determining the number of transfers you have made in a Policy year. Transfers in connection with the dollar cost averaging program will not count against the 12 free transfers in any Policy year. We reserve the right to increase or decrease the number of free transfers allowed in any Policy year.

DOLLAR COST AVERAGING

   Dollar cost averaging is a systematic method of investing at regular intervals. By investing at regular intervals, the cost of the securities is averaged over time and perhaps over various market cycles.

   If you choose this program, we will make automatic monthly transfers of your Account Value from the Money Market subaccount into other subaccounts for a specified dollar amount or a specified number of months (not exceeding twenty-four months). Unless you tell us otherwise, we will allocate the transfer as you have specified in your most current premium allocation instructions. However, no less than 5% may be allocated to any one subaccount. You must have $2,000 in the Money Market subaccount to elect dollar cost averaging. We will apply any additional premium payments you make after electing this program to the Money Market subaccount for purposes of dollar cost averaging your investment. You may maintain only one dollar cost averaging instruction with us at a time.

   There is currently no charge for this program. Transfers in connection with dollar cost averaging will not count against your free transfers in a Policy year. We reserve the right to suspend or modify this program at any time.

   Processing your automatic dollar cost averaging transfers. We will begin to process your automatic transfers:

   . On the first Monthly Anniversary following the end of the period to examine and cancel if you request dollar cost averaging when you apply for your Policy.

   . On the second Monthly Anniversary following receipt of your request at our Administrative Center if you elect the program after you apply for the Policy.

   We will stop processing automatic transfers if:

   .   The funds in the Money Market subaccount have been depleted;

   . We receive your written request at our Administrative Center to cancel future transfers;

   .   We receive notification of death of the Insured; or

   .   Your Policy goes into the Grace Period.

   Dollar cost averaging may lessen the impact of market fluctuations on your investment. Using dollar cost averaging does not guarantee investment gains or protect against loss in a declining market.

MARKET TIMING

The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

   . dilution in the value of Fund shares underlying investment options of other Policy Owners;

   .   interference with the efficient management of the Fund's portfolio; and

   .   increased administrative costs.

   We have policies and procedures affecting your ability to make transfers within your Policy. A transfer can be your allocation of all or a portion of a new premium payment to an investment option. You can also transfer your accumulation value in one investment option (all or a portion of the value) to another investment option.

   We are required to monitor the Policies to determine if a Policy Owner requests:

   . a transfer out of a variable investment option within two calendar weeks of an earlier transfer into that same variable investment option; or

   . a transfer into a variable investment option within two calendar weeks of an earlier transfer out of that same variable investment option; or

   . a transfer out of a variable investment option followed by a transfer into that same variable investment option, more than twice in any one calendar quarter; or

   . a transfer into a variable investment option followed by a transfer out of that same variable investment option, more than twice in any one calendar quarter.

   If any of the above transactions occurs, we will suspend such Policy Owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Policy Owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Policy Owner's first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Policy Owner's subsequent violation of this policy will result in the suspension of Policy transfer privileges for six months.

   In most cases, transfers into and out of the money market investment option are not considered market timing; however, we examine all of the above transactions without regard to any transfer into or out of the money market investment option. We treat such transactions as if they are transfers directly into and out of the same variable investment option. For instance:

    (1)if a Policy Owner requests a transfer out of any variable investment option into the money market investment option, and

    (2)the same Policy Owner, within two calendar weeks requests a transfer out of the money market investment option back into that same variable investment option, then

    (3)the second transaction above is considered market timing.

   Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

   The procedures above will be followed in all circumstances, and we will treat all Policy Owners the same.

   In addition, Policy Owners incur a $25 charge for each transfer in excess of 12 each Policy year.

RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING OBLIGATIONS

   The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Policy Owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Policy Owner. We will follow the Fund's instructions. The availability of transfers from any investment option offered under the Policy is unaffected by the Fund's policies and procedures.

   Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

   In order to prevent market timing, the Funds have the right to request information regarding Policy Owner transaction activity. If a Fund requests, we will provide mutually agreed upon information regarding Policy Owner transactions in the Fund.

CHANGING THE FACE AMOUNT OF INSURANCE

   Changes in Face Amount. At any time after the first Policy anniversary while your Policy is in force you may request a change in the Face Amount. We will not make a change in Face Amount that causes your Policy to fail to qualify as life insurance under the Code.

   Increases in Face Amount. Any request for an increase:

   .   Must be for at least $10,000;

   . May not be requested in the same Policy year as another request for an increase; and

   .   May not be requested after the Insured is Attained Age 65.

   A written application must be submitted to our Administrative Center along with satisfactory evidence of insurability. You must return the Policy so we can amend it to reflect the increase. The increase in Face Amount will become effective on the Monthly Anniversary on or next following the date the increase is approved, and the Account Value will be adjusted to the extent necessary to reflect a monthly deduction as of the effective date based on the increase in Face Amount. Increasing the Face Amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.

   Decreases in Face Amount. Any request for a decrease:

   .   Must be at least $5,000;

   . Must not cause the Face Amount after the decrease to be less than the minimum Face Amount at which we would issue a Policy; and

   . During the first five Policy years, the Face Amount may not be decreased by more than 10% of the initial Face Amount. If the Face Amount is decreased during the first 14 Policy years or within 14 Policy years of an increase in Face Amount, a surrender charge may be applicable.

   Consequences of a Change in Face Amount. Both increases and decreases in Face Amount may impact the surrender charge. In addition, an increase or decrease in Face Amount may impact the status of the Policy as a modified endowment contract.

EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS

   Valuation dates, times, and periods. We compute values under a Policy on each day that the New York Stock Exchange ("NYSE") is open for business. We call each such day a "valuation date" or a "business day."

   We compute Policy values as of the time the NYSE closes on each Valuation Date, which usually is 4:00 p.m. Eastern time. We call this our "close of business." We call the time from the close of business on one Valuation Date to the close of business of the next Valuation Date a "Valuation Period." We are closed only on those holidays the NYSE is closed.

   Fund Pricing. Each Fund produces a price per Fund share following each close of the NYSE and provides that price to us. We then determine the Fund value at which you may invest in the particular investment option, which reflects the change in value of each Fund reduced by the daily charge and any other charges that are applicable to your Policy.

   Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in good order at any of the addresses shown on page 5 of this prospectus. If we receive it after the close of business on any Valuation Date, however, we consider that we have received it on the day following that Valuation Date. Any premium payments we receive after our close of business are held in our general account until the next business day.

   Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to determine whether to issue a Policy to you and, if so, what the Insured person's premium class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the Owner and at least the initial premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the Insured person's health or risk of death.

   Issue Date; Policy months and years. We prepare the Policy only after we approve an application for a Policy and assign an appropriate premium class. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "Issue Date." Policy months and years are measured from the Issue Date. To preserve a younger age at issue for the Insured person, we may assign an Issue Date to a Policy that is up to 6 months earlier than otherwise would apply.

   Monthly deduction days. Each charge that we deduct monthly is assessed against your Account Value at the close of business on the Issue Date and at the end of each subsequent Valuation Period that includes the first day of a Policy month. We call these "monthly deduction days."

   Commencement of investment performance. We begin to credit an investment return to the Account Value resulting from your initial premium payment on the later of (a) the Issue Date, or (b) the date all requirements needed to place the Policy in force have been reviewed and found to be satisfactory, including underwriting approval and receipt of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the Account Value resulting from your initial premium payment until the date stated in (b) above.

   Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the Valuation Period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

   . Increases you request in the Face Amount of insurance, reinstatements of a Policy that has lapsed, and changes in death benefit option take effect on the Policy's monthly deduction day on or next following our approval of the transaction;

   . In most states, we may return premium payments, make a partial surrender or reduce the death benefit if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law or exceed the maximum Net Amount at Risk;

   . If you exercise the right to return your Policy described on page 7 of this prospectus, your coverage will end when you deliver it to your US Life representative, or if you mailed it to us, the day it is postmarked; and

   . If you pay a premium at the same time that you make a Policy request which requires our approval, your payment will be applied when received rather than following the effective date of the change requested so long as your Policy is in force and the amount paid will not cause you to exceed premium limitations under the Code. If we do not approve your Policy request, your premium payment will still be accepted in full or in part (we will return to you the portion of your premium payment that would be in violation of the maximum premium limitations under the
       Code). We will not apply this procedure to premiums you pay in connection with reinstatement requests.

REPORTS TO POLICY OWNERS

   You will receive a confirmation within seven days of the transaction of:

   .   the receipt of any premium;

   .   any change of allocation of premiums;

   .   any transfer between subaccounts;

   .   any loan, interest repayment, or loan repayment;

   .   any partial surrender;

   . any return of premium necessary to comply with applicable maximum receipt of any premium payment;

   .   any exercise of your right to cancel;

   .   an exchange of the Policy;

   .   full surrender of the Policy.

   Within 30 days after each Policy anniversary we will send you an annual statement. The statement will show the Life Insurance Proceeds currently payable, and the current Account Value, Cash Surrender Value, and the Outstanding Loan. The statement will also show premiums paid, all charges deducted during the Policy year, and all transactions. We will also send to you annual and semi-annual reports of the Separate Account.

                              POLICY TRANSACTIONS

   The transactions we describe below may have different effects on the Account Value, death benefit, Face Amount or cost of insurance. You should consider the net effects before requesting a Policy transaction. See "Policy Features," on page 24. Certain transactions also include charges. For information regarding other charges, see "Charges Under the Policy" on page 42.

WITHDRAWING POLICY INVESTMENTS

   Full surrender. You may at any time surrender your Policy in full. If you do, we will pay you the Account Value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "Net Cash Surrender Value." Because of the surrender charge, it is unlikely that an Executive Advantage Policy will have any Net Cash Surrender Value during at least the first year. A full surrender may have adverse tax consequences.

   Partial surrender. You may, at any time after the first Policy year, make a partial surrender of your Policy's Net Cash Surrender Value. A partial surrender must be at least $500. We will automatically reduce your Policy's Account Value by the amount of your withdrawal and any related charge. A partial surrender may have adverse tax consequences.

   You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the partial surrender in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of Account Value you then have in each investment option.

   There is a maximum partial surrender processing fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge currently is $0.

   Loans. You may request a loan against your Policy at any time after the first Policy year while the Policy has a Net Cash Surrender Value. We limit the minimum and maximum amount of loan you may take. If we issued the Policy under a corporate owned arrangement, unless we agree otherwise, a loan will be applied pro rata over all Insureds under the Policy.

   You must submit a written request for a loan to the Administrative Center. Loans will be processed as of the date we receive the request at our Administrative Center. Loan proceeds generally will be sent to you within seven days.

   Maximum Loan Amount. After the first Policy year the maximum loan amount is 90% of your Net Cash Surrender Value.

   Interest. We charge interest daily on any Outstanding Loan at a declared annual rate not in excess of 8%. The maximum net cost (the difference between the rate of interest we charge on loans and the amount we credit on the equivalent amount held in the Loan Account) of a loan is 2% per year.

Interest is due and payable at the end of each Policy year while a loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the Outstanding Loan.

   Loan Account. You may direct us to take an amount equal to the loan proceeds and any amount attributed to unpaid interest from any subaccount or from the Guaranteed Account. Otherwise, we will withdraw this amount from each subaccount on a pro rata basis. We transfer this amount to the Loan Account in the Guaranteed Account.

   When a loan is repaid, an amount equal to the repayment will be transferred from the Loan Account to the subaccounts and Guaranteed Account in accordance with your allocation percentages in effect at the time of repayment.

   Effect of a Loan. A loan, whether or not repaid, will have a permanent effect on the Life Insurance Proceeds and Account Value because the investment results of the subaccounts and current interest rates credited in the Guaranteed Account will apply only to the non-loaned portion of the Account Value. The longer the loan is outstanding, the greater this effect is likely to be. Depending on the investment results of the subaccounts or credited interest rates for the Guaranteed Account while the loan is outstanding, the effect could be favorable or unfavorable.

   In addition, loans from modified endowment contracts may be treated for tax purposes as distributions of income.

   If the Life Insurance Proceeds become payable while a loan is outstanding, the Outstanding Loan will be deducted in calculating the Life Insurance Proceeds.

   If the Outstanding Loan exceeds the Cash Surrender Value on any Monthly Anniversary, the Policy will be in default. We will send you, and any assignee of record, notice of the default. You will have a 61-day Grace Period to submit a sufficient payment to avoid termination. The notice will specify the amount that must be repaid to prevent termination.

   Outstanding Loan. The Outstanding Loan on a Valuation Date equals:

   . All loans that have not been repaid (including past due unpaid interest added to the loan), plus

   .   accrued interest not yet due.

   Loan Repayment. You may repay all or part of your Outstanding Loan at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to our Administrative Center and will be credited as of the date received.

MATURITY OF YOUR POLICY

   If the Insured person is living on the "Maturity Date" shown on page 3 of your Policy, we will pay you the Net Cash Surrender Value of the Policy, and the Policy will end.

TAX CONSIDERATIONS

   Please refer to "Federal Income Tax Considerations" on page 49 for information about the possible tax consequences to you when you receive any loan, surrender, maturity benefit or other funds from your Policy. A Policy loan may cause the Policy to lapse which may result in adverse tax consequences.

                                POLICY PAYMENTS

PAYMENT OPTIONS

   The Policy offers a wide variety of optional ways of receiving proceeds payable under the Policy, such as on a surrender or death, other than in a lump sum. Any agent authorized to sell this Policy can explain these options upon request.

   Change of payment option. You may give us written instructions to change any payment option previously elected at any time while the Policy is in force and before the start date of the payment option.

   Tax impact. If a payment option is chosen, the Policy Owner or the Beneficiary may have tax consequences. The Policy Owner or the Beneficiary should consult with a qualified tax adviser before deciding whether to elect one or more payment options.

THE BENEFICIARY

   You name your Beneficiary when you apply for a Policy. The Beneficiary is entitled to the insurance benefits of the Policy. You may change the Beneficiary during the lifetime of the Insured person unless your previous designation of Beneficiary provides otherwise. In this case the previous Beneficiary must give us permission to change the Beneficiary and then we will accept your instructions. A new Beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no Beneficiary is living when the Insured person dies, we will pay the insurance proceeds to the Owner or the Owner's estate.

ASSIGNMENT OF A POLICY

   You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the Beneficiary, you should consult a qualified tax adviser before making an assignment.

PAYMENT OF PROCEEDS

   General. We will pay any death benefit, maturity benefit, Net Cash Surrender Value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the Insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

   Delay of Guaranteed Account option proceeds. We have the right, however, to defer payment or transfers of amounts out of our Guaranteed Account option for up to six months. We will allow interest, at a rate of at least 4% a year, on any Net Cash Surrender Value payment derived from Our Guaranteed Account that we defer for 10 days or more after we receive a request for it.

   Delay for check clearance. We reserve the right to defer payment of that portion of your Account Value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

   Delay of Separate Account proceeds. We reserve the right to defer computation of values and payment of any death benefit, loan or other distribution that comes from that portion of your Account Value that is allocated to the Separate Account, if:

   .   the NYSE is closed other than weekend and holiday closings;

   .   trading on the NYSE is restricted;

   . an emergency exists as determined by the SEC or other appropriate regulatory authority such that disposal of securities or determination of the Account Value is not reasonably practicable;

   .   the SEC by order so permits for the protection of investors; or

   . we are on notice that this policy is the subject of a court proceeding, an arbitration, a regulatory matter or other legal action.

   Transfers and allocations of Account Value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Separate Account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

   Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application or any application for a change in coverage. However,

   . We cannot challenge the Policy after it has been in effect, during the Insured person's lifetime, for two years from the date the Policy was issued or restored after termination. (Some states may require that we measure this time in another way. Some states may also require that we calculate the amount we are required to pay in another way.)

   . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in Face Amount) after the change has been in effect for two years during the Insured person's lifetime.

   Delay required under applicable law. We may be required under applicable law to block a request for transfer or payment, including a Policy loan request, under a Policy until we receive instructions from the appropriate regulator.

                        ADDITIONAL RIGHTS THAT WE HAVE

   We have the right at any time to:

   . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your Account Value for that option to below $500;

   . transfer the entire balance in proportion to any other investment options you then are using, if the Account Value in an investment option is below $500 for any other reason;

   . replace the underlying Fund that any investment option uses with another fund, subject to SEC and other required regulatory approvals;

   . add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Policies from one investment option and put them into another, subject to SEC and other required regulatory approvals;

   . operate Separate Account under the direction of a committee or discharge such a committee at any time;

   . operate Separate Account, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Separate Account may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

   . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any Net Cash Surrender Value, death benefit, Account Value, or other accrued rights or benefits.

        VARIATIONS IN POLICY OR INVESTMENT OPTION TERMS AND CONDITIONS

   We have the right to make some variations in the terms and conditions of a Policy or its investment options. Any variations will be made only in accordance with uniform rules that we establish. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy Owner approval and SEC and other regulatory approvals. Here are some of the potential variations:

   Underwriting and premium classes. We may add or remove premium classes. See "Rate Classes for Insureds" on page 43.

   Policies purchased through "internal rollovers." We maintain published rules that describe the procedures necessary to replace life insurance policies we have issued. Not all types of other insurance are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

   Expenses or risks. US Life may vary the charges and other terms within the limits of the Policy where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Policy.

   Underlying investments. You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using.

                           CHARGES UNDER THE POLICY

   Periodically, we will deduct expenses related to your Policy. We will deduct these:

   .   from premium, Account Value and from subaccount assets; and

   .   upon certain transactions.

   The amounts of these expenses are described in your Policy as either guaranteed or current. We will never charge more than the guaranteed amount. We may in our discretion deduct on a current basis less than the guaranteed amount.

DEDUCTIONS FROM PREMIUM

   We may deduct a sales charge from each premium to cover costs associated with the issuance of the Policy as well as administrative services we perform. This charge will never exceed 9% of the premium.

   The sales charge partially compensates us for the expense of selling and distributing the Policy, printing prospectuses, preparing sales literature and paying for other promotional activities. Some of these expenses or other administrative expenses may be assumed by an employer or group sponsor under some employer-owned, trust-owned, or sponsored arrangements. If so, in our sole discretion, we may offer the Policy with no sales charge or a reduced sales charge.

   We may deduct a charge for taxes as an explicit percentage of premium based upon state and local tax rates within the Insured's state of residence. We may also deduct a charge for federal deferred acquisition cost ("DAC") taxes as an explicit percentage of premium at a rate not to exceed 1% of premium.

   In place of the lump sum deductions described above for sales charges and taxes, we may offer optional methods of payment at the time you apply for a Policy.

   Monthly Deduction From Account Value. On the Policy Date and each Monthly Anniversary thereafter, we make a deduction from the Account Value. The amount deducted on the Issue Date is for the Policy Date and any Monthly Anniversaries that have elapsed since the Policy Date. For this purpose, the Policy Date is treated as a Monthly Anniversary.

   We will deduct charges on each Monthly Anniversary for:

   .   the administration of your Policy;

   .   the cost of insurance for your Policy; and

   .   the cost associated with mortality and expense risks.

   Administrative Charge. This charge compensates us for administrative expenses associated with the Policy. These expenses relate to premium billing and collection, record keeping, processing claims, loans, Policy changes, reporting and overhead costs, processing applications, establishing Policy records, and sending regulatory mailings and responding to Policy Owners' requests. This charge will be no more than $10 per month for all Policy years. We may reduce this charge. The current charge is $7 per month. There may be an additional monthly administrative charge during the first Policy year and the 12 months after an increase in Face Amount per Insured. This additional charge will not exceed $25 a month per Insured.

   Cost of Insurance Charge. This charge compensates us for providing insurance coverage. The charge depends on a number of factors, such as Attained Age, sex and rate class of the Insured, and therefore will vary from Policy to Policy and from month to month. For any Policy the cost of insurance on a Monthly Anniversary is calculated by multiplying the cost of insurance rate for the Insured by the Net Amount at Risk under the Policy on that Monthly Anniversary.

   Deductions and Money Market Subaccounts. During periods of low short-term interest rates, and in part due to deductions that are assessed as frequently as daily, the yield of the Money Market subaccount may become extremely low and possibly negative. If the daily dividends paid by the underlying Fund for the Money Market subaccount are less than the deductions, the Money Market subaccount's unit value will decrease. In the case of negative yields, your accumulation value in the Money Market subaccount will lose value.

NET AMOUNT AT RISK

   The Net Amount at Risk is calculated as (a) minus (b) where:

       (a)is the current death benefit at the beginning of the Policy month divided by 1.0032737; and

       (b)is the current total Account Value.

   However, if the death benefit is a percentage of the Account Value of the Policy, then the Net Amount at Risk is the death benefit minus the amount in the Account Value of the Policy at that time.

   Rate Classes for Insureds. We currently rate Insureds in one of following basic rate classifications based on our underwriting:

   .   nonsmoker

   .   smoker

   .   substandard for those involving a higher mortality risk

   At our discretion we may offer this Policy on a guaranteed issue basis.

   We place the Insured in a rate class when we issue the Policy based on our underwriting determination. This original rate class applies to the initial Face Amount. When an increase in Face Amount is requested, we conduct underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has a lower guaranteed cost of insurance rates than the original rate class, the rate class for the increase also will be applied to the initial Face Amount. If the rate class for the increase has a higher guaranteed cost of insurance rates than the original rate class, the rate class for the increase will apply only to the increase in Face Amount, and the original rate class will continue to apply to the initial Face Amount.

   If there have been increases in the Face Amount, we may use different cost of insurance rates for the increased portions of the Face Amount. For purposes of calculating the cost of insurance charge after the Face Amount has been increased, the Account Value will be applied to the initial Face Amount first and then to any subsequent increases in Face Amount. If at the time an increase is requested, the Account Value exceeds the initial Face Amount (or any subsequently increased Face Amount) divided by 1.0032737, the excess will then be applied to the subsequent increase in Face Amount in the sequence of the increases.

   In order to maintain the Policy in compliance with Section 7702 of the Code, under certain circumstances an increase in Account Value will cause an automatic increase in the Life Insurance Proceeds. The Attained Age and rate class for such increase will be the same as that used for the most recent increase in Face Amount (that has not been eliminated through a subsequent decrease in Face Amount).

   The guaranteed cost of insurance charges at any given time for a substandard Policy with flat extra charges will be based on the guaranteed maximum cost of insurance rate for the Policy (including table rating multiples, if applicable), the current Net Amount at Risk at the time the deduction is made, plus the actual dollar amount of the flat extra charge.

   Our current cost of insurance rates may be less than the guaranteed rates. Our current cost of insurance rates will be determined based on our expectations as to future mortality and persistency experience. These rates may change from time to time. In our discretion, the current charge may be increased in any amount up to the maximum guaranteed charge shown in the table.

   Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker rate class are generally lower than rates for an Insured of the same age and sex in a smoker rate class. Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker or smoker rate class are generally lower than rates for an Insured of the same age and sex and smoking status in a substandard rate class.

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS

   Mortality tables for the Policy generally distinguish between males and females. Thus, premiums and benefits under the Policy covering males and females of the same age will generally differ.

   We will, however, issue the Policy based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisers to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

DEDUCTION FROM SEPARATE ACCOUNT ASSETS

   Mortality and Expense Risk Charge. We deduct a mortality and expense risk fee from your Account Value in the subaccounts for assuming certain mortality and expense risks under the Policy. This charge does not apply to the amounts you allocate to the Guaranteed Account. The current charge is at an annual effective rate of 0.65% of net assets for Policy years one through four, 0.20% for years five through twenty, and 0.15% thereafter. The guaranteed charge is at an annual effective rate of 1% of Separate Account assets. Although, we may increase or decrease the charge at our sole discretion, it is guaranteed not to exceed an annual effective rate of 1% of your Account Value in the subaccounts for the duration of your Policy.

   The mortality risk we assume is that the Insured under a Policy may die sooner than anticipated, and therefore we will pay an aggregate amount of Life Insurance Proceeds greater than anticipated. The expense risk we assume is that expenses incurred in issuing and administering all policies and the Separate Account will exceed the amounts realized from the administrative charges assessed against all policies. US Life receives this charge to pay for these mortality and expense risks.

DEDUCTIONS UPON POLICY TRANSACTIONS

   Transfer Charge. We will charge a $25 transfer charge on any transfer of Account Value among the subaccounts and the Guaranteed Account in excess of the 12 free transfers permitted each Policy year. If the charge is imposed, we will deduct it from the amount requested to be transferred before allocation to the new subaccount(s) and shown in the confirmation of the transaction. US Life receives this charge to help pay for the expense of making the requested transfer.

   Surrender Charge. If the Policy is surrendered or there is a decrease in Face Amount during the first 14 Policy years, we may deduct a surrender charge based on the initial Face Amount. If a Policy is surrendered or there is a decrease in Face Amount within 14 years after an increase in Face Amount, we will deduct a surrender charge based on the increase in Face Amount. The surrender charge will be deducted before any surrender proceeds are paid.
US Life receives this charge to help recover sales expenses.

   Surrender Charge Calculation. In general, the surrender charge is based on the premiums you pay. The Surrender Charge will be no greater than the product of (a) times (b) times (c) where:

    (a)is equal to the Face Amount divided by $1,000;

    (b)is equal to a surrender charge factor per $1,000 based on the Insured's age, sex and underwriting class; and

    (c)is a factor based on the Policy year when the surrender occurs as described in the following table:

                              POLICY YEAR  FACTOR
                              -----------  ------
                                 1          100%
                                 2          100%
                                 3          100%
                                 4          100%
                                 5          100%
                                 6           90%
                                 7           80%
                                 8           70%
                                 9           60%
                                 10          50%
                                 11          40%
                                 12          30%
                                 13          20%
                                 14          10%
                                 15+          0%

   A table of the maximum initial surrender charge factors per $1,000 of Face Amount is shown in Appendix A.

   Surrender Charge Based On An Increase Or Decrease In Face Amount. An increase in Face Amount of the Policy may result in an additional surrender charge during the 14 Policy years immediately following the increase. The additional surrender charge period will begin on the effective date of the increase. If the Face Amount of the Policy is reduced before the end of the 14th Policy year or within 14 years immediately following a Face Amount increase, we may also deduct a pro rata share of any applicable surrender charge from your Account Value. Reductions will first be applied against the most recent increase in the Face Amount of the Policy. They will then be applied to prior increases in Face Amount of the Policy in the reverse order in which such increases took place, and then to the initial Face Amount of the Policy.

   Partial Surrender Charge. We may deduct a partial surrender charge:

   .   upon a partial surrender; and

   .   if you decrease your Policy's Face Amount.

   We deduct the partial surrender charge from the subaccounts or the Guaranteed Account in the same proportion as we deduct the amounts for your partial surrender.

   Partial Surrender Charge Due to Decrease in Face Amount. We deduct an amount equal to the applicable surrender charge multiplied by a fraction (equal to the decrease in Face Amount divided by the Face Amount of the Policy prior to the decrease).

   Partial Surrender Processing Fee. We reserve the right to deduct an administrative processing fee upon a partial surrender of up to $25 or 2% of amount surrendered, whichever is less in order to help pay for the expense of making a partial surrender. The current charge is $0.

   Discount Purchase Programs. The amount of the surrender charge and other charges under the Policy may be reduced or eliminated when sales of the Policy are made to individuals or to groups of individuals in a manner that in our opinion results in expense savings. For purchases made by our officers, directors and employees, those of an affiliate, or any individual, firm, or a company that has executed the necessary agreements to sell the Policy, and members of the immediate families of such officers, directors, and employees, we may reduce or eliminate the surrender charge. Any variation in charges under the Policy, including the surrender charge, administrative charge or mortality and expense risk charge, will reflect differences in costs or services and will not be unfairly discriminatory.

                            OTHER POLICY PROVISIONS

RIGHT TO EXCHANGE

   You may exchange this Policy to a flexible premium fixed benefit life insurance Policy on the life of the Insured without evidence of insurability. This exchange may be made:

   .   within 24 months after the Issue Date while the Policy is in force; or

   .   within 24 months of any increase in Face Amount of the Policy; or

   . within 60 days of the effective date of a material change in the investment Policy of a subaccount, or within 60 days of the notification of such change, if later. In the event of such a change, we will notify you and give you information on the options available.

   When an exchange is requested, we accomplish the exchange by transferring all of the Account Value to the Guaranteed Account. There is no charge for this transfer. Once this option is exercised, the entire Account Value must remain in the Guaranteed Account for the remaining life of the new Policy. The Face Amount in effect at the time of the exchange will remain unchanged. The effective date, Issue Date and issue age of the Insured will remain unchanged. The Owner and Beneficiary are the same as were recorded immediately before the exchange.

MORE ABOUT POLICY CHARGES

   Purpose of our charges. The charges under the Policy are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policy. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policy. These include:

   . mortality risks (such as the risk that Insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay);

   . sales risks (such as the risk that the number of Policies we sell and the premiums we receive net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

   . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable universal life insurance policies); and

   . expense risks (such as the risk that the costs of administrative services that the Policy requires us to provide will exceed what we currently project).

   The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policy as the Insured person dies.

   General. If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss. We reserve the right to increase the charges to the maximum amounts on Policies issued in the future.

   Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge for any purpose.

   US Life may also make available to Policy Owners other universal life insurance policies with different features and different charges. Please ask your US Life representative about our other policies.

ACCOUNT VALUE

   Your Account Value. From each premium payment you make, we deduct the charges that we describe on page 42 under "Deductions from Premium." We invest the rest in one or more of the available investment options listed on page 19 of this prospectus, as well as the Guaranteed Account. We call the amount that is at any time invested under your Policy (including any loan collateral we are holding for your Policy loans) your "Account Value."

   Your investment options. We invest the accumulation value that you have allocated to any variable investment option in shares of a corresponding Fund. Over time, your accumulation value in any such investment option will increase or decrease in accordance with the investment experience of the Fund. Your accumulation value will also be reduced by Fund charges and certain other charges that we deduct from your Policy. We describe these charges beginning on page 42 under "Charges Under the Policy."

   You can review other important information about the Funds that you can choose in the separate prospectuses for those Funds. You can request additional free copies of these prospectuses from your US Life representative, from our Home Office or from the Administrative Center (both locations and the telephone numbers are shown under "Contact Information" on page 5 of this prospectus).

   The Guaranteed Account. The Guaranteed Account is an account within the general account of the company. Our general account assets are used to support our insurance and annuity obligations other than those funded by Separate Accounts. Subject to applicable law, we have sole discretion over the investment of the assets of the general account.

   We have not registered interests in the Guaranteed Account under the Securities Act of 1933 or as an investment company under the Investment Company Act of 1940.

   The staff of the SEC has not reviewed our disclosure on the Guaranteed Account. Our disclosure regarding the Guaranteed Account must comply with generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

                        POLICY LAPSE AND REINSTATEMENT

REINSTATEMENT

   If the Policy has ended without value, you may reinstate Policy benefits while the Insured is alive if you:

   . Request reinstatement of Policy benefits within three years (unless otherwise specified by state law) from the end of the Grace Period;

   .   Provide evidence of insurability satisfactory to us;

   . Make a payment of an amount sufficient to cover (i) the total monthly administrative charges from the beginning of the Grace Period to the effective date of reinstatement; (ii) total monthly deductions for three months, calculated from the effective date of reinstatement; and
       (iii) the premium expense charge and any increase in surrender charges associated with this payment. We will determine the amount of this required payment as if no interest or investment performance were credited to or charged against your Account Value; and

   .   Repay or reinstate any loan which existed on the date the Policy ended.

   The effective date of the reinstatement of Policy benefits will be the next Monthly Anniversary which coincides with or next follows the date we approve your request. From the required payment we will deduct the premium expenses. The Account Value, loan and surrender charges that will apply upon reinstatement will be those that were in effect on the date the Policy lapsed.

   We will start to make monthly deductions again as of the effective date of reinstatement. The monthly expense charge from the beginning of the Grace Period to the effective date of reinstatement will be deducted from the Account Value as of the effective date of reinstatement. No other charges will accrue for this period.

                       FEDERAL INCOME TAX CONSIDERATIONS

   Discussions regarding the tax treatment of any life insurance policy are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. This discussion generally is based on current federal income tax law and interpretations, and may include areas of those rules that are more or less clear or certain. We cannot predict whether the Internal Revenue Code (the "Code") will change. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

TAX STATUS OF THE POLICY

   A Policy has certain tax advantages when it is treated as a "life insurance contract" under the Code. We believe that the Policy meets the definition of a life insurance contract under Section 7702 of the Code at issue. You bear the risk that the Policy may not meet the definition of a life insurance contract. You should consult your own tax adviser to discuss these risks.

US LIFE

   We are taxed as a life insurance company under the Code. For federal tax purposes, the Separate Account and its operations are considered to be part of our operations and are not taxed separately.

DIVERSIFICATION AND INVESTOR CONTROL

   Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account USL B, through the Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Funds, we will enter into agreements with them requiring the Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

   The Treasury Department has provided only limited guidance describing the circumstances in which the ability of a policy owner to direct his or her investment to particular Funds within Separate Account USL B may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of Separate Account USL B, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that US Life, and not the owner of a Policy, would be considered the owner of the assets of Separate Account USL B. However, we reserve the right to make changes that we deem necessary to insure that the Policy qualifies as a life insurance contract.

TAX TREATMENT OF THE POLICY

   Section 7702 of the Code sets forth a detailed definition of a life insurance contract for federal tax purposes. The Treasury Department has not issued final regulations so that the extent of the official guidance as to how
Section 7702 is to be applied is quite limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, that Policy would not qualify for the favorable tax treatment normally provided to a life insurance contract.

   With respect to a Policy issued on the basis of a standard rate class, we believe that such a Policy should meet the Section 7702 definition of a life insurance contract.

   With respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is less certainty, in particular as to how the mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the definition of a life insurance contract set forth in
Section 7702. Thus, it is not clear that such a Policy would satisfy
Section 7702, particularly if you pay the full amount of premiums permitted under the Policy.

   If subsequent guidance issued under Section 7702 leads us to conclude that a Policy does not (or may not) satisfy Section 7702, we will take appropriate and necessary steps for the purpose of bringing the Policy into compliance, but we can give no assurance that it will be possible to achieve that result. We expressly reserve the right to restrict Policy transactions if we determine such action to be necessary to qualify the Policy as a life insurance contract under Section 7702.

   As of January 1, 2009 all new life insurance policies are required to use the updated 2001 CSO tables for Internal Revenue Code 7702 and 7702A compliance. If NO material non-contractual changes are made to the Policy, the maximum guaranteed cost of insurance rates for this policy will remain based on the 1980 Commissioners' Standard Ordinary mortality and morbidity tables.

TAX TREATMENT OF POLICY BENEFITS IN GENERAL

   This discussion assumes that each Policy will qualify as a life insurance contract for federal income tax purposes under Section 7702. The Life Insurance Proceeds under the Policy should generally be excluded from the taxable gross income of the Beneficiary. In addition, the increases in a Policy's Account Value should not be taxed until there has been a distribution from the Policy such as a surrender, partial surrender or lapse with loan.

PRE-DEATH DISTRIBUTION

   The tax treatment of any distribution you receive before the Insured's death depends on whether the Policy is classified as a modified endowment contract.

POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

   . If you surrender the Policy or allow it to lapse, you will not be taxed except to the extent the amount you receive is in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Net Cash Surrender Value used to repay Policy debt. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

   . Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Policy less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Policy years, all or a portion of a withdrawal may be taxed if the cash value exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

   . Loans you take against the Policy are ordinarily treated as debt and are not considered distributions subject to tax.

MODIFIED ENDOWMENT CONTRACTS

   . The rules change if the Policy is classified as a modified endowment contract ("MEC"). The Policy could be classified as a MEC if premiums substantially in excess of scheduled premiums are paid or a decrease in the Face Amount of insurance is made. An increase in the Face Amount of insurance may also cause the Policy to be classified as a MEC. The rules on whether a Policy will be treated as a MEC are very complex and cannot be fully described in this summary. You should consult a qualified tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC. We will monitor your Policy and will attempt to notify you on a timely basis if your Policy is in jeopardy of becoming a MEC.

   . If the Policy is classified as a MEC, then amounts you receive under the Policy before the Insured's death, including loans and withdrawals, are included in income to the extent that the cash value before surrender charges exceeds the premiums paid for the Policy, increased by the amount of any loans previously included in income, and reduced by any untaxed amounts previously received other than the amount of any loans excludable from income. An assignment of a MEC is taxable in the same way. These rules also apply to pre-death distributions, including loans, made during the two-year period before the time that the Policy became a MEC.

   . Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10% unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to the Policies owned by businesses.

   . All MECs issued by us to you during the same calendar year are treated as a single Policy for purposes of applying these rules.

INTEREST ON LOANS

   Except in special circumstances, interest paid on a loan under a Policy which is owned by an individual is treated as personal interest under the Code and thus will not be tax deductible. In addition, the deduction of interest that is incurred on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or who is financially interested in the business carried on by that taxpayer may also be subject to certain restrictions set forth in Section 264 of the Code. Before taking a loan, you should consult a tax adviser as to the tax consequences of such a loan. (Also Section 264 of the Code may preclude business owners from deducting premium payments.)

POLICY EXCHANGES AND MODIFICATIONS

   Depending on the circumstances, the exchange of a Policy, a change in the death benefit option, a loan, a partial surrender, a surrender, a change in ownership, or an assignment of the Policy may have adverse federal income tax consequences. In addition, the federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds will depend on the circumstances of each Owner or Beneficiary. You should consult your own competent, professional tax advisor if you have any questions.

WITHHOLDING

   We are required to withhold federal income taxes on the taxable portion of any amounts received under the Policy unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number on the appropriate forms. Special withholding rules apply to payments made to non-resident aliens.

   You are liable for payment of federal income taxes on the taxable portion of any amounts received under the Policy. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

CONTRACTS ISSUED IN CONNECTION WITH TAX QUALIFIED PENSION PLANS

   Prior to purchase of a Policy in connection with a qualified plan, you should examine the applicable tax rules relating to such plans and life insurance thereunder in consultation with a qualified tax adviser.

POSSIBLE CHARGE FOR US LIFE'S TAXES

   At the present time, we do not deduct any charges for any federal, state, or local income taxes. However, we do currently deduct charges for state and federal premium based taxes and the federal DAC tax. We reserve the right in the future to deduct a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Separate Account or to the Policy.

                               LEGAL PROCEEDINGS

   The Company received and responded to industry-wide regulatory inquiries, including a multi-state audit and market conduct examination covering compliance with unclaimed property laws and a directive from the New York Department of Financial Services regarding claims settlement practices and other related state regulatory inquiries. In connection with the resolution of the multi-state examination relating to these matters in the third quarter of 2012, the Company and certain of its affiliates paid an $11 million regulatory assessment to the various state insurance departments that are parties to a regulatory settlement to defray costs of their examinations and monitoring. Although the Company has enhanced its claims practices to include use of the Social Security Administration Death Master File (SSDMF), it is possible that the settlement remediation requirements, remaining inquiries, other regulatory activity or litigation could result in the payment of additional amounts. AIG has also received a demand letter from a purported AIG shareholder requesting that the Board of Directors investigate these matters, and bring appropriate legal proceedings against any person identified by the investigation as engaging in misconduct. On January 8, 2014 the independent members of AIG's Board unanimously refused the demand in its entirety, and on February 19, 2014, counsel for AIG's Board sent a letter to counsel for the purported AIG shareholder describing the process by which AIG's Board considered and refused its demand. The Company believes it has adequately reserved for such claims, but there can be no assurance that the ultimate cost will not vary, perhaps materially, from its estimate.

   There are no pending legal proceedings affecting the Separate Account. Various lawsuits against US Life have arisen in the ordinary course of business. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of US Life, such as through financial examinations, market conduct exams or regulatory inquiries.

   As of April 30, 2014, the Company believes it is not likely that contingent liabilities arising from the above matters will have a material adverse effect on the financial condition of the Company.

                             FINANCIAL STATEMENTS

   The Financial Statements of US Life, the Separate Account and National Union can be found in the Statement of Additional Information. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center, which is located at 2929 Allen Parkway, A35-50, Houston, Texas 77019 or call us at 1-877-883-6596. The financial statements have also been filed with the SEC and can be obtained through its website at http://www.sec.gov.

   Rule 12h-7 disclosure. In reliance on the exemption provided by Rule 12h-7 of the Securities Exchange Act of 1934 ("'34 Act"), US Life does not intend to file periodic reports as required under the '34 Act.

                            REGISTRATION STATEMENTS

   Registration statements under the Securities Act of 1933, as amended, related to the Policies offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, US Life and its general account, the variable investment options and the Policy, please refer to the registration statements and exhibits.

                      INDEX OF SPECIAL WORDS AND PHRASES

We have capitalized some special terms we use in this document. We have defined these terms here.

Account Value. The total amount in the Separate Account and Guaranteed Account attributable to your Policy.

Administrative Center. 2929 Allen Parkway, A35-50, Houston, Texas 77019.

Attained Age. The Insured's age as of the Policy Date plus the number of completed Policy years since the Policy Date.

Beneficiary. The person(s) who is entitled to the Life Insurance Proceeds under the Policy.

Cash Surrender Value. Account Value less any applicable surrender charge that would be deducted upon surrender.

Code. The Internal Revenue Code of 1986, as amended.

Face Amount. The amount of insurance specified by the Owner and the base for calculating the death benefit.

Grace Period. The period of time beginning on a Monthly Anniversary during which the Policy will continue in force even though your Net Cash Surrender Value is less than the total monthly deduction then due.

Guaranteed Account. An account within the general account which consists of all of our assets other than the assets of the Separate Account and any of our other separate investment accounts.

Insured. A person whose life is covered under the Policy. At the time of application, the Insured must be 70 years of age or younger, unless we agree otherwise.

Issue Date. The date the Policy is actually issued. It may be later than the Policy Date.

Life Insurance Proceeds. The amount payable to a Beneficiary if the Insured dies while coverage under the Policy is in force.

Loan Account. The portion of the Account Value held in the Guaranteed Account as collateral for loans.

Monthly Anniversary. The same day as the Policy Date for each succeeding month. If the day of the Monthly Anniversary is the 29th, 30th, or 31st and a month has no such day, the Monthly Anniversary is deemed to be the last day of that month.

Net Cash Surrender Value. The Cash Surrender Value less any Outstanding Loan.

Net Premium. Any premium paid less any expense charges deducted from the premium payment.

Outstanding Loan. The total amount of Policy loans, including both principal and accrued interest.

Owner. The person who purchased the Policy as shown in the application, unless later changed.

Policy Date. The date as of which we have received the initial premium and an application in good order. If a Policy is issued, life insurance coverage is effective as of the Policy Date.

Separate Account. Separate Account USL B, a separate investment account of ours.

Valuation Date. Each day the New York Stock Exchange is open for trading.

Valuation Period. A period commencing with the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on any Valuation Date and ending as of the close of the New York Stock Exchange on the next succeeding Valuation Date.

                                  APPENDIX A

                       MAXIMUM INITIAL SURRENDER CHARGE
                  PER $1,000 OF INITIAL SPECIFIED FACE AMOUNT

              ISSUE AGE   SEX    SMOKER STATUS  SURRENDER CHARGE
              ---------  ------- -------------  -----------------
                 25       Male    Nonsmoker     $          14.00
                 35       Male    Nonsmoker                17.00
                 45       Male    Nonsmoker                24.00
                 55       Male    Nonsmoker                35.00
                 65       Male    Nonsmoker                36.00
                 75       Male    Nonsmoker                37.00
                 25       Male     Smoker                  16.00
                 35       Male     Smoker                  21.00
                 45       Male     Smoker                  29.00
                 55       Male     Smoker                  37.00
                 65       Male     Smoker                  37.00
                 75       Male     Smoker                  38.00
                 25      Female   Nonsmoker                13.00
                 35      Female   Nonsmoker                16.00
                 45      Female   Nonsmoker                21.00
                 55      Female   Nonsmoker                30.00
                 65      Female   Nonsmoker                36.00
                 75      Female   Nonsmoker                36.00
                 25      Female    Smoker                  14.00
                 35      Female    Smoker                  18.00
                 45      Female    Smoker                  24.00
                 55      Female    Smoker                  33.00
                 65      Female    Smoker                  36.00
                 75      Female    Smoker                  37.00

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

PRIVACY NOTICE

                                                                   REV. 04/2014

 FACTS WHAT DO AMERICAN GENERAL LIFE INSURANCE COMPANY (AGL) AND THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK (US LIFE) DO WITH YOUR PERSONAL INFORMATION?

 WHY? Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

 WHAT? The types of personal information we collect and share depend on the product or service you have with us. This information can include:
            .  Social Security number and Medical Information
            .  Income and Credit History
            .  Payment History and Employment Information
        When you are no longer our customer, we continue to share your information as described in this notice.

 HOW? All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons AGL and US Life choose to share; and whether you can limit this sharing.

 REASONS WE CAN SHARE YOUR PERSONAL       DO AGL & US LIFE  CAN YOU LIMIT THIS
 INFORMATION                              SHARE?            SHARING?
 FOR OUR EVERYDAY BUSINESS PURPOSES -           Yes                No
 such as to process your transactions,
 maintain your account(s), respond to
 court orders and legal investigations,
 or report to credit bureaus.

 FOR OUR MARKETING PURPOSES - to offer          Yes                No
 our products and services to you

 FOR JOINT MARKETING WITH OTHER                 Yes                No
 FINANCIAL COMPANIES

 FOR OUR AFFILIATES' EVERYDAY BUSINESS          Yes                No
 PURPOSES - information about your
 transactions and experiences

 FOR OUR AFFILIATES' EVERYDAY BUSINESS          No           We don't share
 PURPOSES - information about your
 creditworthiness

 FOR OUR AFFILIATES TO MARKET TO YOU            No           We don't share

 FOR NONAFFILIATES TO MARKET TO YOU             No           We don't share

QUESTIONS? For AGL and US Life variable or index annuity contracts, call
           1-800-445-7862 or write to us at:
           P. O. Box 15570, Amarillo, TX 79105-5570.
           For AGL and US Life variable universal life insurance policies (except for Executive Advantage policies), call 1-800-340-2765 or write to us at: P. O. Box 9318, Amarillo, TX 79105-9318.
           For AGL and US Life Executive Advantage variable universal life insurance policies, call 1-888-222-4943 (AGL) or 1-877-883-6596 (US
           Life) or write to us at: 2929 Allen Parkway - A35-50, Houston,
           TX 77019.
           For AGL and US Life single premium immediate variable annuity contracts, call 1-877-299-1724 or write to us at: Group Annuity Admin Department, 405 King Street, 4th Floor, Wilmington, DE 19801.

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

                                                                    Rev. 4/2014
                                                                         Page 2

 WHO WE ARE
 WHO IS PROVIDING THIS  American General Life Insurance Company and The United
 NOTICE?                States Life Insurance Company in the City of New York.

 WHAT WE DO
 HOW DO AGL & US        To protect your personal information from unauthorized
 LIFE PROTECT MY        access and use, we use security measures that comply
 PERSONAL INFORMATION?  with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to employees, representatives, agents, or selected third parties who have been trained to handle nonpublic personal information.

 HOW DO AGL & US        We collect your personal information, for example,
 LIFE COLLECT MY        when you
 PERSONAL INFORMATION?  .   Open an account or give us your contact information
                        .   Provide account information or make a wire transfer
                        .   Deposit money or close/surrender an account
                        We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

 WHY CAN'T I LIMIT ALL  Federal law gives you the right to limit only
 SHARING?               .   sharing for affiliates' everyday business purposes
                            - information about your creditworthiness
                        .   affiliates from using your information to market
                            to you
                        .   sharing for nonaffiliates to market to you
                        State laws may give you additional rights to limit sharing. See below for more on your rights under state law.

 DEFINITIONS
 AFFILIATES             Companies related by common ownership or control. They
                        can be financial and non-financial companies.
                        .   Our affiliates include the member companies of
                            American International Group, Inc.

 NONAFFILIATES          Companies not related by common ownership or control.
                        They can be financial and nonfinancial companies.
                        .   AGL & US Life do not share with nonaffiliates so
                            they can market to you.

 JOINT MARKETING        A formal agreement between nonaffiliated financial
                        companies that together market financial products or services to you.
                        .   Our joint marketing partners include companies
                            with which we jointly offer insurance products, such as a bank.

OTHER IMPORTANT INFORMATION

You have the right to see and, if necessary, correct personal data. This requires a written request, both to see your personal data and to request correction. We do not have to change our records if we do not agree with your correction, but we will place your statement in our file. If you would like a more detailed description of our information practices and your rights, please write us at the address indicated on the first page.

FOR VERMONT RESIDENTS ONLY. We will not share information we collect about you with nonaffiliated third parties, except as permitted by Vermont law, such as to process your transactions or to maintain your account. In addition, we will not share information about your creditworthiness with our affiliates except with your authorization.

FOR CALIFORNIA RESIDENTS ONLY. We will not share information we collect about you with nonaffiliated third parties, except as permitted by California law, such as to process your transactions or to maintain your account.

FOR NEVADA RESIDENTS ONLY. We are providing this notice pursuant to state law. You may be placed on our internal Do Not Call List by calling the numbers referenced in the Questions section. Nevada law requires that we also provide you with the following contact information: Bureau of Consumer Protection, Office of the Nevada Attorney General, 555 E. Washington St., Suite 3900, Las Vegas, NV 89101; Phone number: 702-486-3132; email: BCPIFO@ag.state.nv.us. You may contact our customer service department by calling or writing to us at the numbers and addresses referenced in the Questions section.

                                       THE UNITED STATES LIFE INSURANCE COMPANY
                                                        IN THE CITY OF NEW YORK

[LOGO]

For additional information about the Executive Advantage(R) Policies and the Separate Account, you may request a copy of the Statement of Additional Information (the "SAI"), dated May 1, 2014. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI and the Policy or Fund prospectuses if you write us at our Administrative Center, which is located at 2929 Allen Parkway, A35-50, Houston, Texas 77019 or call us at 1-877-883-6596. You may also obtain the SAI from your US Life representative through which the Policies may be purchased. Additional information about the Executive Advantage Policies, including personalized illustrations of death benefits, cash surrender values, and account values is available without charge to individuals considering purchasing a Policy, upon request to the same address or phone number printed above. We may charge current Policy Owners $25 per illustration if they request more than one personalized illustration in a Policy year.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Office of Investor Education and Advocacy in Washington, D.C. Inquiries on the operations of the Office of Investor Education and Advocacy may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Office of Investor Education and Advocacy of the SEC, 100 F Street N.E., Washington, D.C. 20549.

Policies issued by:
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
One World Financial Center, 200 Liberty Street, New York, New York 10281

EXECUTIVE ADVANTAGE GROUP FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE Policy Form Number 21GVULD997NY (sex distinct)
Endorsement Form Number 23GVUL08 (sex distinct)
MERGER ENDORSEMENT FORM NUMBER L8204-AIL-NY

Available only in the state of New York

DISTRIBUTED BY AIG CAPITAL SERVICES, INC.
Member FINRA

The underwriting risks, financial obligations and support functions associated with the products issued by The United States Life Insurance Company in the City of New York ("US Life") are its responsibility. US Life is responsible for its own financial condition and contractual obligations and is a member of American International Group, Inc. ("AIG"). The commitments under the Policies are US Life's and AIG has no legal obligation to back those commitments.
US Life solicits business only in the state of New York.

(C) 2014. American International Group, Inc. All Rights Reserved. ICA File No. 811-04865-01